Bailard Opportunity Fund Group, Inc.

Amended Date as of March 18, 2005
To the Prospectus and the Statement of Additional Information

The following amended prospectus dated as of March 18, 2005 and amended Statement of Additional Information dated as of March 18, 2005 reflect the change in the name of the Bailard, Biehl & Kaiser Opportunity Fund Group to the Bailard Opportunity Fund Group and a corresponding change in the names of the investment advisor and certain of its affiliates.

                                   PROSPECTUS

Bailard

    Cognitive Value Fund
    Enhanced Growth Fund
    International Equity Fund
    Bond Opportunity Fund

--------------------------------------------------------------------------------

                                    Table of Contents

                                    Bailard Cognitive Value Fund
                                    ("Value Fund")                             2

                                    Bailard Enhanced Growth Fund
                                    ("Growth Fund")                            6

                                    Bailard International Equity Fund
                                    ("Equity Fund")                           10


                                    Bailard Bond Opportunity Fund
                                    ("Bond Fund")                             14

                                    Additional Information about the Funds'
                                    Investment Strategies and Risks           18

                                    Fund Management                           22

                                    Pricing of Fund Shares                    23

                                    How to Purchase Shares                    24

                                    How to Sell Shares                        25

                                    Exchanging Shares                         26

                                    Frequent Purchases, Redemptions
                                    and Exchanges                             26

                                    Statements                                27

                                    Distributions                             27

                                    Taxes                                     27

                                    Financial Highlights                      29

2

Bailard
Cognitive Value Fund ("Value Fund")

Objective: The Value Fund seeks long-term appreciation of capital through investment in value-oriented small capitalization stocks.

--------------------------------------------------------------------------------

Principal Strategies

The Value Fund invests its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Barra Value Index. The Adviser seeks to add value to the Value Fund's portfolio through stock selection while maintaining an appropriate risk profile relative to the S&P SmallCap 600/Barra Value Index. The Adviser will use both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the Adviser may consider in determining stock selection include: low relative valuation, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the Adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security.

The Adviser will employ Behavioral Finance techniques in an attempt to capitalize on investors' behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or "rule of thumb" biases), and cognitive errors. The Adviser will attempt to exploit investors' biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Value Fund's investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit, or a government investigation. While news of this type is bad, it often has a smaller impact on a company's earnings than is initially feared. As time passes, if investors' initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Value Fund will attempt to exploit
Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price will be projected, and compared to the stock's current market price. If the comparison is favorable, the stock may be purchased.

The Value Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

The Value Fund may also invest in the following:

     o Hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

     o Exchange-traded funds, commonly called "ETFs," to provide diversified exposure to the small cap value markets and sectors.

For more information about the Value Fund's investment practices, please see the section titled "Additional Information about the Funds' Investment Strategies and Risks."

Determining If the Value Fund Is Right for You

An investment in the Value Fund provides a specialized vehicle for longer-term investors seeking exposure to small capitalization, value stocks. It is not a balanced investment program. The Value Fund is best suited for investors who can accept the above average risk inherent in investing in small capitalization companies.

Principal Risks

All Value Fund investments are subject to some degree of risk that will affect the value of the Value Fund's assets and may result in a loss of your money. The Value Fund's principal risks are:

     o Market Risk, the risk that the market value of the Value Fund's investments will fluctuate as the stock and bond markets fluctuate. Small capitalization value stocks in general can be volatile and subject to greater price swings, up and down, than the general marketplace.

     o Small Capitalization Company Risk, the risk associated with investing in small companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products, markets, and geographic areas, and lack of management depth.

     o Industry/Sector Risk, the risk involved with excessive exposure to any one industry or sector. Because the Value Fund's investment universe is comprised of securities whose characteristics are similar to those found in the S&P SmallCap 600/ Barra Value Index, the Value Fund may have a heavy weighting in one or more industries or sectors with low price-to-book and price-to-earnings ratios, such as consumer cyclicals.

     o Interest Rate Risk, the risk that changes in interest rates will affect stock prices. The Value Fund plans to invest in market sectors that are considered interest rate sensitive, such as the finance sector. Changes in interest rates may affect the earnings of companies in these sectors, resulting in share price volatility greater than that experienced by the overall stock market.

     o Non-Diversification Risk, the risk that, as a "non-diversified" fund under the Investment Company Act of 1940 ("Investment Company Act"), the Value Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

     o Iliquidity Risk, the risk of not being able to sell a security in a timely fashion, or without severe market impact. A portion of the Value Fund's holdings may be in thinly traded securities. The number of shares the Value Fund holds in a thinly traded security may exceed the average daily trading volume of that security. In the event of a negative event that results in the Value Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

     o Style Risk, the risk that behavioral and value investment techniques may fall out of favor. The relative performance of investing styles has historically proven to be cyclical, with no single investment style outperforming all the time. In the future, there may be periods where other styles of investing outperform behavioral and value investment styles.

     o Volatility of Asset Size Risk, the risk that, since substantially all of the Value Fund's stockholders are clients of the Adviser, the total assets of the Value Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to the Value Fund.

4

Past Performance

The following Annual Total Returns information shows some of the risk of investing in the Value Fund by illustrating how Value Fund returns have varied from year to year and by comparing the Value Fund's performance with a broad measure of market performance.

[GRAPHIC REPRESENTING NUMBERS BELOW INSERTED HERE]

Annual Total Returns for Period Ended December 31

Total Return (%)

2002    -16.04$
2003     39.87%
2004     16.66%

--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter, 2002-2004                      6/30/2003                21.25%
--------------------------------------------------------------------------------
Worst Quarter, 2002-2004                     9/30/2002               -24.05%
================================================================================

The following Average Annual Total Returns table compares the Value Fund's performance to the S&P 600/Barra Value Index and Wilshire Small Cap Value Index.


Average Annual Total Returns For Periods Ended 12/31/04

                                                     1-Year     Since Inception*
--------------------------------------------------------------------------------
Return Before Taxes                                   16.66%         10.47%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions                                       14.99%         10.00%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Sale of
  Fund Shares                                         12.92%          9.02%
--------------------------------------------------------------------------------
S&P SmallCap 600/Barra Value
  Index (reflects no deduction
  for fees, expenses, or taxes)                       23.29%         13.11%
--------------------------------------------------------------------------------
Wilshire Small Value
  Index (reflects no deduction
  for fees, expenses, or taxes)                       20.59%         14.56%
================================================================================


The Value Fund's returns reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Value Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Value Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Value Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Value Fund's inception date was May 30, 2001.

The after-tax return figures are calculated using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

The S&P SmallCap 600/Barra Value Index is a commonly used index that measures the performance of a selection of stocks from the S&P SmallCap 600 Index (which is composed of 600 U.S. stocks with market capitalizations of $300 million to $1 billion that meet certain investability and financial viability standards) that meet certain value criteria as determined by Standard & Poor's Corporation and Barra, Inc. on the basis of a price-to-book value calculation.

The Wilshire Small Cap Value Index is a commonly used, capitalization-weighted index that measures the performance of small cap value stocks as determined by Wilshire on the basis of size, price-to-book and price-to-earnings. On June 30, 2004, the Value Fund changed its benchmark from the Wilshire Small Cap Value Index to the S&P SmallCap 600/Barra Value Index because the Adviser believes the latter more closely matches the Fund's investment style, including the use of quality screens in selecting stocks.

Past performance (before and after taxes) is no guarantee of future results.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Value Fund:

--------------------------------------------------------------------------------
Stockholder Fees (paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                                     None
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested
  Dividends (and other Distributions)                                       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                 None
--------------------------------------------------------------------------------
Redemption Fee                                                              None
--------------------------------------------------------------------------------
Exchange Fee                                                                None
================================================================================


--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from the Value Fund's assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      None
--------------------------------------------------------------------------------
Other Expenses                                                             0.39%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                              1.14%
================================================================================


Example

The example below is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

--------------------------------------------------------------------------------
                      1 year          3 years          5 years         10 years
--------------------------------------------------------------------------------
                      $  120           $  373           $  646           $1,424
================================================================================

6

Bailard
Enhanced Growth Fund ("Growth Fund")

Objective: The Growth Fund seeks long-term appreciation of capital through investment in stocks with high growth potential.

--------------------------------------------------------------------------------

Principal Strategies

The Growth Fund invests primarily in common and preferred securities of growth companies located in the U.S. and abroad whose risk and potential return profile is expected to compare favorably to the profile of the NASDAQ 100 Index. Currently, companies representing the various technology industries make up the largest percentage of issuers in the NASDAQ 100 Index. The Growth Fund may purchase stocks of companies across all sectors except for finance. The Growth Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

Using a combination of qualitative and quantitative techniques, the Growth Fund will seek to identify and invest in companies that offer superior sales and earnings growth potential relative to the average company in the NASDAQ 100 Index. Additionally, the Growth Fund will attempt to identify and invest in those companies that are not yet part of the NASDAQ 100 Index but have the potential to be added to the Index. The Adviser will seek to add value to the Growth Fund's portfolio through stock selection while maintaining an appropriate risk profile relative to the NASDAQ 100. Valuation, earnings growth and earnings expectations are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the Adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security.

The Growth Fund may also invest opportunistically in securities that do not fit the profile of the NASDAQ 100 Index, such as initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the prior six months. In choosing these companies, the Growth Fund will utilize both public and private information sources to identify attractive candidates. The Growth Fund will look to invest in opportunities to penetrate new and existing markets, and will evaluate the scope of business of the company, as well as its management experience and exit strategy.

The Growth Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

For more information  about the Growth Fund's investment  practices,  please see
the  section  titled   "Additional   Information  about  the  Funds'  Investment
Strategies and Risks."

Determining If the Growth Fund Is Right for You

An investment in the Growth Fund provides a specialized vehicle for longer-term investors seeking to add aggressive growth stocks to their portfolio. It is not a balanced investment program. The Growth Fund is best suited for investors who can accept the above average risk generally associated with aggressive growth stocks that have higher return potential.

Principal Risks

All Growth Fund investments are subject to some degree of risk that will affect the value of the Growth Fund's assets and may result in a loss of your money. The Growth Fund's principal risks are:

     o Market Risk, the risk that the market value of the Growth Fund's investments will fluctuate as the stock and bond markets fluctuate. Growth stocks and new public companies in general are particularly volatile and subject to greater price swings, up and down, than the general marketplace. They are also affected to a greater extent by swings in interest rates.

     o Industry/Sector Risk, the risk associated with excessive exposure to any one industry or sector. Because the Growth Fund's investment universe is comprised of securities whose characteristics track those of the NASDAQ 100, the Growth Fund may have a heavy weighting in one or more industries or sectors, including the technology sector.

     o Non-Diversification Risk, the risk that, as a "non-diversified" fund under the Investment Company Act, the Growth Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

     o New Public Company Risk, the risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

     o Iliquidity Risk, the risk of not being able to sell a security in a timely fashion or without severe market impact. A portion of the Growth Fund's holdings may be in thinly traded securities. The number of shares the Growth Fund holds in a thinly traded security may exceed the average daily trading volume of that security. In the event of a negative event that results in the Growth Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

     o Foreign Country Risks, the risks involved in investing in foreign issuers, which include the political, social, economic and regulatory differences between the U.S. and foreign markets.

     o Volatility of Asset Size Risk, the risk that, since substantially all of the Growth Fund's stockholders are clients of the Adviser, the total assets of the Growth Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to the Growth Fund.

Past Performance

The following Annual Total Returns information shows some of the risk of investing in the Growth Fund by illustrating how Growth Fund returns have varied from year to year and by comparing the Growth Fund's performance with a broad measure of market performance.

[GRAPHIC REPRESENTING NUMBERS BELOW INSERTED HERE]

Annual Total Returns for Periods Ended December 31

Total Return (%)

2002    -35.51%
2003     46.36%
2004      9.19%

--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter, 2002-2004                     12/31/02                  17.29%
--------------------------------------------------------------------------------
Worst Quarter, 2002-2004                     6/28/02                 -26.41%
================================================================================

8

The following Average Annual Total Returns table compares the Growth Fund's performance to the NASDAQ 100 Index.


--------------------------------------------------------------------------------
Annual Total Returns For Periods Ended 12/31/04

                                                      1-Year    Since Inception*
--------------------------------------------------------------------------------
Return Before Taxes                                    9.19%        -2.91%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions                                        8.86%        -2.99%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Sale
  of Fund Shares                                       5.97%        -2.50%
--------------------------------------------------------------------------------
NASDAQ 100 Index (reflects
  no deduction for fees,
  expenses, or taxes)                                 10.75%        -2.39%
================================================================================

The Growth Fund's returns reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Growth Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Growth Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Growth Fund's inception date was May 30, 2001.

The after-tax return figures are calculated using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. If the Growth Fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the Growth Fund's other return figures. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

The NASDAQ 100 Index is a commonly used, modified capitalization-weighted index that measures the performance of the 100 largest non-financial stocks listed on the National Market tier of the NASDAQ Stock Market, Inc.

Past performance (before and after taxes) is no guarantee of future results.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth Fund:

--------------------------------------------------------------------------------
Stockholder Fees (paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                                     None
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested
  Dividends (and other Distributions)                                       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                 None
--------------------------------------------------------------------------------
Redemption Fee                                                              None
--------------------------------------------------------------------------------
Exchange Fee                                                                None
================================================================================

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from the
Growth Fund's assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      None
--------------------------------------------------------------------------------
Other Expenses                                                             0.36%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                              1.11%
================================================================================

Example

The example below is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

--------------------------------------------------------------------------------
                      1 year          3 years          5 years         10 years
--------------------------------------------------------------------------------
                       $117            $363             $629            $1,389
================================================================================

This page intentionally left blank.

10

Bailard
International Equity Fund (Equity Fund)

Objective: The Equity Fund seeks long-term growth of capital through investments in international stocks. Although income is a factor in portfolio selection, the Equity Fund will seek income only when consistent with its primary objective of capital appreciation.

--------------------------------------------------------------------------------

Principal Strategies

The Equity Fund invests primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. The Equity Fund's holdings are spread across multiple industries and geographic regions.

The Adviser employs a disciplined, quantitative approach that focuses first on country selection and then on sector and stock selection within individual countries. The Adviser considers such factors as relative valuations, fundamental economic conditions, risk and the global investing environment. These factors are dynamically weighted to ascertain the relative attractiveness of different countries, sectors and companies. The Adviser will generally overweight those countries, sectors and companies that appear to be the most attractive and underweight those countries, sectors and companies that appear to be the least attractive.

The Equity Fund invests in:

         Equity securities, such as common and preferred stocks of foreign issuers. The Equity Fund may also invest in the equity securities of U.S. companies whose assets or operations are primarily located outside of the U.S. Ordinarily, the Equity Fund will invest at least 65% of its assets in the equity securities of at least three countries other than the U.S.

         Hedging instruments, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risks or to serve as a substitute for underlying securities or currency positions.

         Exchange-traded funds, commonly called "ETFs," to provide diversified exposure to different international markets and sectors.

The Equity Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in equity securities. This policy may be changed only after at least 60 days' prior notice to stockholders.

For more information  about the Equity Fund's investment  practices,  please see
the  section  titled   "Additional   Information  about  the  Funds'  Investment
Strategies and Risks."

Determining if the Equity Fund is Right for You

An investment in the Equity Fund provides a specialized vehicle for longer-term investors seeking to add international stocks to their investment portfolio. It is not a balanced investment program. International stocks typically offer more opportunities and more risks than U.S. stocks. They allow investors to participate in any future growth and development of the world's foreign equity markets. They can also provide important diversification benefits for U.S. investors.

Principal Risks

All Equity Fund investments are subject to some degree of risk that will affect the value of the Equity Fund's assets and may result in a loss of your money. The Equity Fund's principal risks are:

     o Market Risk, the risk that the market value of the Equity Fund's investments will fluctuate as the global stock markets fluctuate.

     o Foreign Country and Currency Risks, the risks that accompany investing in foreign securities, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

     o Emerging Market Risk, the risks that accompany investing in securities of issuers located in emerging market countries.

     o Non-Diversification Risk, the risk that, as a "non-diversified" fund under the Investment Company Act, the Equity Fund may hold more concentrated positions in certain investments than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

     o Volatility of Asset Size Risk, the risk that, since substantially all of the Equity Fund's stockholders are clients of the Adviser, the total assets of the Equity Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to international stocks.

Past Performance

The following Annual Total Returns information shows some of the risk of investing in the Equity Fund by illustrating how Equity Fund returns have varied from year to year over the past ten years and by comparing the Equity Fund's performance with a broad measure of market performance.


[GRAPHIC REPRESENTING NUMBERS BELOW INSERTED HERE]

Annual Total Returns for Periods Ended December 31

Total Return (%)

1995            12.46%
1996             9.59%
1997             9.96%
1998            12.01%
1999            32.41%
2000           -19.23%
2001           -21.50%
2002           -12.71%
2003            43.85%
2004            19.70%

--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter, 1995-2004                     12/31/99                  24.34%
--------------------------------------------------------------------------------
Worst Quarter, 1995-2004                     9/30/98                 -18.57%
================================================================================

12

The following Average Annual Total Returns table compares the Equity Fund's performance to the MSCI All-Country World Free ex-U.S. Index.

--------------------------------------------------------------------------------
Average Annual Total Returns For Periods Ended 12/31/04

                                                  1-Year      5-Year     10-Year
--------------------------------------------------------------------------------
Return Before Taxes                               19.70%      -0.96%      6.72%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions                                   19.35%      -1.51%      5.34%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Sale of
  Fund Shares                                     12.80%      -1.05%      5.16%
--------------------------------------------------------------------------------
MSCI All-Country
 World Free ex-U.S. Index
 (reflects no deduction for
 fees, expenses, or taxes)                        21.36%        0.02%     6.03%
================================================================================

The Equity Fund's returns reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Equity Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Equity Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The after-tax return figures are calculated using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

The MSCI All Country World Free ex-U.S. Index is a commonly used index that measures the performance of equities available to foreign investors in 49 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. The Adviser does not currently use an index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of large cap blended value/growth international stock mutual funds is used for performance comparison purposes.

Past performance (before and after taxes) is no guarantee of future results.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Equity Fund:


--------------------------------------------------------------------------------
Stockholder Fees (paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                                     None
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinnvested
  Dividends (and other Distributions)                                       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                 None
--------------------------------------------------------------------------------
Redemption Fees (as a percentage of amount redeemed)                         2%*
--------------------------------------------------------------------------------
Exchange Fees (as a percentage of amount redeemed)                           2%*
================================================================================

* On shares sold or exchanged within 31 days after purchase (excluding dividend reinvestments and 401(k) and 403(b) accounts). All fees are paid directly to the Equity Fund.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from the Equity Fund's assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.95%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      None
--------------------------------------------------------------------------------
Other Expenses                                                             0.40%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                              1.35%
================================================================================

The example below is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


--------------------------------------------------------------------------------
                      1 year          3 years          5 years         10 years
--------------------------------------------------------------------------------
                       $142            $441             $761            $1,669
================================================================================

14

Bailard
Bond Opportunity Fund ("Bond Fund")

Objective: The Bond Fund seeks total return, from income and long-term growth of capital, by investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities.

--------------------------------------------------------------------------------

Principal Strategies

The Bond Fund may invest up to 100% of its assets in U.S. dollar-denominated debt securities. The Bond Fund may also invest up to 50% of its assets in debt securities denominated in currencies of developed countries around the world, including Europe, the United Kingdom, the Far East, Canada, Australia, and to a lesser extent emerging markets.

The Adviser employs a disciplined top-down approach that focuses first on sector selection (for example, agencies, corporates and sovereign debt), and then on bond selection within those sectors. The Adviser overweights sectors based on their relative value to other sectors on a historical and fundamental basis. It uses a value oriented approach combined with rigorous market environment
analysis  and  relative  momentum   strategies.   Ideally,  it  is  looking  for
significantly undervalued situations in the credit markets, where the market environment is expected to be conducive to value recognition and where the price action in the market is positive. The Adviser generally overweights countries whose bond markets have high relative yield spreads to U.S. Treasuries. Foreign bond investment will focus primarily on yield and secondarily on currency appreciation. The Adviser seeks to control risk by investing primarily in investment grade bonds and by closely monitoring the interest rate sensitivity of the Bond Fund's investments. The Adviser also intends to hedge the Bond Fund's foreign currency exposure to help manage the risk of currency fluctuations.

The Bond Fund invests in:

         Fixed-income obligations, such as bonds, notes, bills and other debt securities or obligations, of U.S. and foreign governments, agencies and corporations. The Bond Fund's foreign investments include securities issued by entities in both developed and emerging market countries. The Bond Fund may also invest in debt securities issued by supranational entities. The average maturity of the debt securities in the Bond Fund's portfolio will vary depending on the Adviser's interest rate forecasts.

         Hedging instruments, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities or currency positions.

         Exchange-traded funds, commonly called "ETFs," to provide diversified exposure to different domestic and international debt markets.

The Bond Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income obligations. This policy may be changed only after at least 60 days' prior notice to stockholders.

For more information about the Bond Fund's investment practices, please see the section titled "Additional Information about the Funds' Investment Strategies and Risks."

Determining if the Bond Fund is Right for You

An investment in the Bond Fund provides a vehicle for longer-term investors seeking to add bond exposure to their investment portfolios. The Bond Fund may be appropriate for investors seeking a core U.S. bond portfolio that also invests opportunistically in international bonds. It is not a balanced investment program.

Principal Risks

All Bond Fund investments are subject to some degree of risk that will affect the value of the Bond Fund's assets and may result in a loss of your money. The Bond Fund's principal risks are:

     o Market Risk, the risk that the market value of the Bond Fund's investments will fluctuate as the global bond and equity markets fluctuate.

     o    Interest  Rate  Risk,  the risk that  changes in  interest  rates will affect bond prices. Generally, an increase in interest rates will cause the value of fixed-rate securities to fall, while a decline in interest rates will cause an increase in the value of these securities. Related to interest rate risk is prepayment risk. As interest rates decline, principal can be repaid sooner than anticipated.

     o Credit Risk, the risk that the issuer of a security will default on its financial obligations. This risk is enhanced to the extent the Bond Fund invests in lower rated securities. Certain types of U.S. government securities are subject to varying degrees of credit risk because they are not funded by congressional appropriations and the debt issued by these entities is neither guaranteed nor insured by the U.S. government.

     o Foreign Country and Currency Risks, the risks that accompany investing in foreign securities, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

     o Non-Diversification Risk, the risk that, as a "non-diversified" fund under the Investment Company Act, the Bond Fund may hold more concentrated positions in certain investments than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

     o Volatility of Asset Size Risk, the risk that, since substantially all of the Bond Fund's stockholders are clients of the Adviser, the total assets of the Bond Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to bonds.

Past Performance

On December 19, 2000, the Bond Fund changed its investment strategy from investing substantially all its assets in international bonds to investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities. At the same time, the Bond Fund permitted investment in certain types of securities with more speculative characteristics (such as lower rated debt, convertible bonds, preferred stock and Rule 144A securities) and reduced its advisory fee from 0.75% to 0.60% of assets. As a result, the performance information provided below for periods prior to December 19, 2000 reflects the performance of an investment portfolio that is materially different from the current investment portfolio of the Bond Fund.

The following Annual Total Returns information shows some of the risk of investing in the Bond Fund by illustrating how Fund returns have varied from year to year over the last ten years and by comparing the Bond Fund's performance with several broad measures of market performance.

16

[GRAPHIC REPRESENTING NUMBERS BELOW INSERTED HERE]

Annual Total Returns for Periods Ended December 31

Total Return (%)

1995            20.61%
1996             8.45%
1997             2.60%
1998            11/53%
1999            -4.70%
2000             1.37%
2001             6.29%
2002             8.08%
2003             3.78%
2004             3.58%

--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter, 1995-2004                      3/31/95                   9.73%
--------------------------------------------------------------------------------
Worst Quarter, 1995-2004                     6/30/99                  -2.76%
================================================================================


The following Average Annual Total Returns table compares the Bond Fund's performance to two bond indices.

--------------------------------------------------------------------------------
Average Annual Total Returns For Periods Ended 12/31/04

                                              1-Year         5-Year      10-Year
--------------------------------------------------------------------------------
Return Before Taxes                            3.58%          4.60%       5.97%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions                                2.37%          2.90%       3.50%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Sale
  of Fund Shares                               2.33%          2.86%       3.54%
--------------------------------------------------------------------------------
Merrill Lynch Corporate/
  Government Master Bond
  Index (reflects no deduction
  for fees, expenses, or taxes)                4.15%          7.95%       7.78%
--------------------------------------------------------------------------------
80% Merrill Lynch Corporate/
  Government Master Bond Index/
  20% Salomon Brothers
  Non-U.S.$ World Government
  Bond Index (reflects no
  deduction for fees, expenses,
  or taxes)                                    4.37%          7.55%       7.91%
================================================================================

The Bond Fund's returns reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Bond Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Bond Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The after-tax return figures are calculated using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

The Merrill Lynch Corporate/Government Master Bond Index is a commonly used index that measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities. The Salomon Brothers Non-US Dollar World Government Bond Index is a commonly used index that is comprised of government bonds from 14 countries. To more fully reflect the

Bond Fund's current investment strategy, a benchmark index with an 80% weighting in the Merrill Lynch Corporate/Government Master Bond Index and a 20% weighting in the fully hedged Salomon Brothers Non-US Dollar World Salomon Brothers Non-US Dollar World Government Bond Index is shown. Neither of these indices measures the performance of the bond markets in developing countries, in which the Bond Fund may invest.

Past performance (before and after taxes) is no guarantee of future results.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Bond Fund:

--------------------------------------------------------------------------------
Stockholder Fees (paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                                    None
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested
  Dividends (and other Distributions)                                      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                None
--------------------------------------------------------------------------------
Redemption Fees                                                            None
--------------------------------------------------------------------------------
Exchange Fees                                                              None
================================================================================


--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted
  from the Bond Fund's assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.60%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      None
--------------------------------------------------------------------------------
Other Expenses                                                             0.43%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                              1.03%
================================================================================

Example

The example below is intended to help you compare the cost of investing in the Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


--------------------------------------------------------------------------------
                      1 year          3 years          5 years         10 years
--------------------------------------------------------------------------------
                       $108            $337             $585            $1,294
================================================================================

18

Additional Information about the Funds' Investment Strategies and Risks

Other Investments: In addition to the types of investments discussed under Principal Strategies, the Value Fund and the Growth Fund may invest in cash equivalents, exchange-traded funds and other investment companies, American Depository Receipts (ADRs), Rule 144A securities, initial public offerings
(IPOs), secondary offerings, warrants, privately held companies, corporate debt and convertible securities. The Equity Fund may invest in cash equivalents, ADRs, exchange traded funds and other investment companies, Global Depository Receipts (GDRs), International Depository Receipts (IDRs), Rule 144A securities, warrants, IPOs, secondary offerings and convertible securities. The Bond Fund may invest in cash equivalents, Rule 144A securities, municipal debt, preferred stock, convertible bonds, indexed securities and exchange-traded funds and other investment companies.

S&P SmallCap 600/Barra Value Index (Value Fund Only): The Value Fund will maintain a risk and return profile similar to that of the S&P SmallCap 600/Barra Value Index. This index contains a selection of stocks from the S&P SmallCap 600 Index, which is composed of 600 U.S. stocks with market capitalizations of $300 million to $1 billion that meet certain investability and financial viability standards. Standard & Poor's Corporation and Barra, Inc. cooperate to employ a price-to-book value calculation to divide the market value of the stocks in the S&P SmallCap 600 Index equally between growth and value. The S&P SmallCap 600/Barra Value Index is composed of those stocks in the S&P SmallCap 600 Index that are determined by this method to be value stocks.

NASDAQ 100 Index (Growth Fund Only): The Growth Fund will maintain a risk and return profile similar to that of the NASDAQ 100 Index. The NASDAQ 100 Index is a modified capitalization-weighted index comprised of 100 of the largest non-financial domestic and foreign companies listed on the National Market tier of the NASDAQ Stock Market, Inc. (NASDAQ). These companies have a market capitalization that ranges from $1.2 billion to $300 billion. Criteria for companies in the NASDAQ 100 Index include an average daily trading volume of at least 100,000 shares and a "seasoning" requirement (generally, having been listed on a market for at least two years). The NASDAQ 100 Index was created in 1985.

Sector Concentration (Value Fund and Growth Fund Only): The Value and Growth Funds expect to concentrate their investments in particular industry sectors to the extent necessary to meet their objectives. The risk of concentrating the Funds' investments in issuers that conduct business in the same sector is that the Funds will be more susceptible to the risks that are associated with that sector than a fund that does not concentrate its investments. For example, as of December 31, 2004, 57.35% of the value of the stocks underlying the NASDAQ 100 Index was concentrated in companies in the information technology sector, which has shown relatively high volatility in price performance.

IPOs (Value Fund, Growth Fund and Equity Fund Only): The Value, Growth and Equity Funds may invest in initial public offerings (IPOs), including secondary offerings of newly public companies. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. For foreign IPOs, the risks may be more significant when combined with the risks of investing in developed and emerging markets.

In addition, investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

Access to IPO investments is extremely competitive, and the Funds may be unable to purchase IPOs at the offering price. The price of IPO shares in the secondary market may greatly exceed the offering price, making it more difficult for the Funds to realize a profit.

Debt Securities (Bond Fund only): The Bond Fund may invest in investment grade U.S. and international debt securities and obligations rated at least Baa3 and BBB- by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Up to 20% of the Bond Fund's assets may also be invested in debt of lesser quality, emerging market debt, preferred stock, and convertible bonds. Since Moody's and S&P do not provide credit ratings for many international bonds, the Bond Fund may invest in unrated bonds of comparable quality to the rated bonds described above. Ratings attempt to evaluate the safety of the principal and interest payments on a bond, but not the risk of a decline in its market value. Ratings are also subject to change and may fail to reflect recent events in a timely manner. For a description of specific bond, preferred stock and municipal debt ratings, see Appendix A of the Statement of Additional Information.

Bonds rated lower than Baa3 and BBB-, commonly referred to as "junk bonds," are riskier than higher grade bonds. Junk bonds are generally unsecured and are often subordinated to other obligations of the issuer, and the issuers of such bonds usually have high levels of indebtedness. Junk bonds may also be redeemable by the issuer, causing the holder to replace the bond with a lower yielding security in a declining interest rate environment. Investment in these securities may make achievement of the Bond Fund's investment objective more dependent on the Adviser's credit analysis than is the case for higher-rated securities. An economic downturn or rise in interest rates is likely to have a greater negative effect on this market and on the ability of issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. It may also result in a higher incidence of default than with higher-rated securities. The market for junk bond securities is typically thinner and less active than for higher-rated securities, resulting in price volatility and limited liquidity. Adverse publicity and investor perceptions may further decrease the value and liquidity of junk bond securities. In addition, because of their price volatility and limited liquidity, junk bond securities may be more difficult to value accurately.

Debt Securities (Value and Growth Fund only): The Value and Growth Funds may invest up to 5% of their assets in U.S. dollar-denominated debt securities of U.S. as well as foreign corporations that may or may not be investment grade. The Value and Growth Funds may also invest in unrated bonds. For example, the Growth Fund may purchase an unrated debt instrument of a privately held company. For a description of the risks involved in investing in lower rated and unrated bonds, please see the Statement of Additional Information.

U.S. Government Securities: The Funds may invest in various types of U.S. government securities, including those issued by U.S. government-sponsored entities. Although these issuers may be chartered or sponsored by Acts of Congress, their securities are not funded by Congressional appropriations and are neither issued nor guaranteed by the U.S. Treasury or U.S. government. For a further description of these securities and their risks, please see the Statement of Additional Information.


Cash Equivalents: The Value and Growth Funds may invest in cash equivalents, such as short-term U.S. government securities, bank debt, commercial paper, and repurchase agreements, which mature in one year or less. The Equity and Bond Funds may invest in cash equivalents, such as short-term U.S. and foreign government securities, bank debt, commercial paper, and repurchase agreements, which mature in one year or less. Typically, the Funds will maintain a low weighting in cash equivalents to fund redemptions, cover expenses and meet other liquidity needs. The Funds may also overweight cash equivalents pending investment and for defensive purposes. The Funds will invest in higher quality cash equivalents, with a credit quality comparable to that indicated by a commercial paper rating of at least Prime-3 by Moody's or at least A-3 by S&P. If the Funds acquire securities that are not rated by Moody's or S&P, the Adviser will determine if the securities are of comparable quality. For a description of specific commercial paper ratings, see Appendix A of the Statement of Additional Information.

20

Defensive Strategy (Bond Fund Only): When the Adviser is concerned about the outlook for the global bond markets, the Bond Fund may invest up to 100% of its assets in U.S. and international cash equivalents. The Bond Fund's investment objective may not be achieved when the Bond Fund is invested in this manner.



Hedging Transactions: The Value Fund and the Growth Fund can buy and sell put and call options, futures contracts, options on futures contracts and swaps on individual stocks and stock indices. The Value Fund and the Growth Fund may use the hedging transactions to help protect the Value and Growth Funds from adverse changes in stock prices or market conditions, or as a substitute for an underlying security or group of securities. For example, the Adviser may buy Russell 2000 Index put options for the Value Fund or NASDAQ 100 put options for the Growth Fund if it believes the domestic stock market is at risk of declining. The Adviser could also buy or sell options on indices to reduce the risk of adverse price movements while investing cash received when investors buy shares. The use of these types of instruments may serve to facilitate trading and reduce transaction costs for the Value Fund and the Growth Fund.


The Equity Fund and the Bond Fund may engage in the following types of hedging transactions.

--------------------------------------------------------------------------------
                                                Equity Fund          Bond Fund
--------------------------------------------------------------------------------
Forward foreign currency
  exchange contracts                                  X                 X
--------------------------------------------------------------------------------
Put and call options, futures contracts,
  and options on futures contracts on
  foreign currencies and stock indices                X
--------------------------------------------------------------------------------
Put and call options, futures contracts,
  and options on futures contracts on
  foreign currencies and debt securities                                X
--------------------------------------------------------------------------------
Interest rate and foreign currency swaps
and related caps, floors and collars                                    X
================================================================================

The Equity and Bond Funds may use hedging transactions:

     o to help protect the Equity Fund from adverse changes in currency exchange rates and market conditions, and the Bond Fund from adverse changes in currency exchange and interest rates, and changes in currency exchange and interest rates, and

     o    as a substitute for an underlying securities or currency position.

The Equity Fund and the Bond Fund may also conduct foreign currency exchange transactions at the rate prevailing on the foreign currency exchange markets (i.e., on a spot basis).

In a typical hedging transaction, the Equity Fund or the Bond Fund might hedge the foreign currency risk associated with a particular investment with a forward contract. The Equity Fund might use stock index options, stock index futures contracts or options on a stock index futures contract to hedge the risk of a stock market correction or to serve as a substitute for an equity position. The Bond Fund might use options, futures contracts or options on futures contracts on debt securities to hedge the risk of interest rate increases or to serve as a substitute for a debt position.

The Equity Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong dollar despite its current 0% hedged benchmark.

The Bond Fund intends to hedge up to 100% of its foreign currency exposure to help manage the risk of currency fluctuations and currently follows a 100% hedged benchmark.

The Funds are not required to use hedging transactions to seek their investment objectives. All of the Funds have placed certain limits on their hedging transactions, which must not be used for speculative purposes.

All of the Funds' hedging transactions involve special risks. If the Adviser uses a hedging instrument at the wrong time or incorrectly judges market conditions, the hedging strategy may prevent the Funds from realizing some potential gains. The Funds could also experience losses if, among other things:

     o The prices of their forwards, futures and options positions are not correlated with their other investments,

     o The Adviser is unable to close out a position because of an illiquid market, or

     o The counterparty (the party on the other side of the transaction) fails to complete a transaction.

Foreign Securities: The Funds' investments in foreign issuers are subject to special risks. These include:

     o    Lack of accurate public information

     o    Different accounting standards

     o Less governmental regulation and supervision of issuers, markets and brokers

     o Higher transaction costs, less liquidity, and higher price volatility, and

     o The possibility of expropriation, confiscatory taxation, exchange restrictions, limitations on the removal of assets, and political or economic instability.


The risks described above are more severe for securities of issuers located in countries having developing or emerging markets. These countries tend to have less mature economies and less stable political systems. They may have restrictions on foreign ownership or the repatriation of assets. In addition, the securities market of emerging market countries tend to have more volatility, less liquidity, higher transaction costs, less sophisticated settlement practices and less regulatory protection for investors than their developed country counterparts.

Dividends and interest payable on the Equity and Bond Funds' foreign investments may be subject to foreign withholding taxes that reduce the net amount of income available for distribution to the Equity and Bond Funds' stockholders. The U.S. has signed tax treaties with certain countries that lower the tax on U.S. taxpayers.

Currency Exchange Rates (Equity Fund and Bond Fund Only): Changes in currency exchange rates may increase or decrease the value of the Equity Fund's and the Bond Fund's international assets. An increase in the U.S. dollar relative to a foreign currency could result in a substantial decline in the U.S. dollar value of the Equity and Bond Funds' investments denominated in that currency. The Adviser can use certain hedging techniques to help minimize this risk. However, there is no guarantee that the Adviser will use these techniques or that they will fully protect the Equity and Bond Funds against adverse changes in exchange rates. Moreover, to the extent hedging transactions are used to reduce currency risks, the Equity and Bond Funds will not benefit from increases in the value of the currencies of the countries in which the Equity and Bond Funds invest.

The Equity and Bond Funds may incur costs in connection with conversions between various currencies, since foreign exchange dealers will typically offer to buy and sell a foreign currency at different rates. Fluctuations in exchange rates may also affect the Equity and Bond Funds' income distributions. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Equity and Bond Funds might not be able to or might determine not to make any further ordinary income distributions. The Equity and Bond Funds might also recharacterize ordinary income distributions made before the losses were realized as a return of capital to stockholders. This would reduce each stockholder's cost basis in his Equity and Bond Funds' shares for U.S. tax purposes.

Exchange-Traded Funds: The Funds may invest in exchange-traded funds, commonly called ETFs. These funds are investment companies, like the Funds, that typically invest in portfolios of securities that are designed to track the performance of various securities indices. Like the Funds, ETFs charge management fees and other expenses, which would be in addition to the fees and expenses charged by the Funds. Unlike the shares of the Funds, the shares of ETFs are traded on stock exchanges and can be bought and sold throughout the trading day at market prices that may be below, at, or above the net asset value of the ETFs. The Funds will pay brokerage commissions when they buy and sell ETF shares and may incur additional costs as a result of the differences, or "spreads," between the bid and asked price for the shares. An active trading market for an ETF's shares may not develop or be maintained, particularly in the case of ETFs that are based on narrow or little-followed indices, such as those representing the stock markets of specific foreign countries or specific U.S. industry sectors. Trading in an ETF's shares may also be halted from time to time in accordance with exchange rules.

22

Non-Diversification: The Funds are non-diversified funds under the Investment Company Act. This means the Funds can invest more than 25% of their assets in issuers in which the Funds hold individual positions that are greater than 5% of the Funds' assets. Concentrated positions in the securities of a single issuer expose the Funds to a greater risk of loss from declines in the prices of these securities.

Volatility of Asset Size: The Adviser's clients currently hold substantially all of the Funds' shares. As a result, the Funds' assets may increase or decrease by a significant amount whenever the Adviser decides to buy or sell Fund shares on behalf of its clients. However, the fact that substantially all of the Funds' stockholders are clients of the Funds' Adviser may make it easier for the Adviser to manage the Funds' cash flow. Any significant decline in the Funds' assets will likely increase the Funds' expenses as a percentage of their net assets. Moreover, to meet the redemption requests of the Adviser's clients, the Funds may need to liquidate portfolio positions and realize gains and losses at inopportune times for non-redeeming stockholders. Higher portfolio turnover also results in greater brokerage and other transaction costs. The Funds will not notify stockholders of any changes in the Funds' net assets, regardless of what caused the changes.

Short-Term Trading: The Funds may engage in short-term trading if the Adviser believes the sale of securities held for a short period is advisable. Higher portfolio turnover results in increased brokerage costs and may increase volatility of a Fund. In addition, a higher portfolio turnover rate may generate short-term capital gains that could be subject to ordinary income tax.

Investment Objectives and Policies: The Board of Directors may change the Funds' investment objectives and non-fundamental policies without stockholder approval. Please see the Statement of Additional Information for a list of fundamental policy restrictions that may be changed only with the approval of a majority of stockholders.

Disclosure of Portfolio Holdings: A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

A Final Note on Risk: Since the Funds' assets will fluctuate in value, you can lose money by investing in the Funds. When you redeem shares of the Funds, they may be worth more or less than your original investment. Moreover, there is no guarantee that the Funds will achieve their investment objectives. The Value Fund and the Growth Fund began operations on May 30, 2001 and have only a limited operating history. You should consult with your financial and other advisers regarding the suitability of these investments for your own particular circumstances.

Fund Management

The Adviser:  Management

The Adviser: Bailard, Inc., located at 950 Tower Lane, Suite 1900, Foster City, California 94404 is the investment adviser (the "Adviser") for the Funds. The Adviser actively manages the Funds' investments and handles the day-to-day operations of the Funds, subject to policies established by the Board of Directors.

The Adviser has been managing money for institutions and wealthy families since 1971. The Adviser had approximately $1.57 billion in assets under management as of December 31, 2004, and offers separate account and commingled fund strategies to qualified investors. In addition to the Funds, the Adviser offers cash management, domestic bond and domestic stock strategies on a separate account basis. The Adviser also manages two private real estate investment trusts, a private exchange fund, and a private hedge fund.

Portfolio Managers: Rosemary Macedo has been primarily responsible for the day-to-day management of the Equity Fund since November 1995. Ms. Macedo joined the Adviser in 1992 with responsibility for quantitative research. She became a Senior Vice President of the Adviser in 1995.

Arthur A. Micheletti has been the senior investment strategist and lead portfolio manager for the Bond Fund since June 1992. Mr. Micheletti has been with the Adviser and has managed international and domestic debt portfolios since 1981. Mr. Micheletti has been a Senior Vice President and the Chief

Economist of the Adviser since 1992. Eric Leve has been with the Adviser since June 1987 and joined the Bond Fund's portfolio management team in October 1997. In April 2000, Mr. Leve was appointed a Senior Vice President of the Adviser with portfolio management responsibilities for both domestic bond and international bond management.

The Growth Fund is managed by a portfolio management team that is currently composed of Peter M. Hill, Arthur A. Micheletti, Thomas J. Mudge III, Sonya Thadhani and Dana D. Hobson. Among their other responsibilities, Mr. Hill is the Adviser's Chief Investment Officer, Mr. Micheletti is the Adviser's Chief Economist and senior investment strategist, Mr. Mudge and Ms. Thadhani are the Adviser's domestic equity analysts, and Dr. Hobson is the Adviser's quantitative research analyst.

Thomas J. Mudge III, CFA, a Senior Vice President of the Adviser and part of the Adviser's domestic equity management team since 1987, is primarily responsible for the day-to-day management of the Value Fund. Sonya Thadhani, CFA, a Senior Vice President of the Adviser, joined the Adviser's domestic equity management team in 1994 and is also part of the portfolio management team of the Value Fund.

Advisory Fees: For the fiscal year ended September 30, 2004, the Equity Fund paid the Adviser an advisory fee of 0.95% of its average daily net assets, the Growth Fund paid the Adviser an advisory fee of 0.75% of its average daily net assets, the Value Fund paid the Adviser an advisory fee of 0.75% of its average daily net assets, and the Bond Fund paid the Adviser an advisory fee of 0.60% of its average daily net assets. The advisory fee rates are set forth in the Investment Management Agreement between the Funds and the Adviser.

Pricing of Fund Shares

Each Fund's net asset value per share, also referred to as "NAV," is the price of a single share of the Fund. Purchases, redemptions and exchanges of shares are made at the next NAV calculated after the Funds' transfer agent, or an authorized broker or its designee, has received your purchase or redemption request in good order.

The Funds value securities for which market quotations are readily available at their current market value. The NAV is determined by dividing the total market value of each Fund's assets, less its liabilities, by the number of its shares outstanding. The NAV is calculated as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV is not calculated on days when the NYSE is closed.

If market quotations are not readily available, including circumstances in which a significant event would indicate that the market quotation of a security is not reliable, securities are valued at fair value as determined in good faith in accordance with procedures approved by the Funds' Board of Directors. Such circumstances include, but are not limited to, suspensions of trading, war, natural disasters, government actions, significant market fluctuations (such as those caused by the release of news after the closing of a foreign market), corporate actions and announcements, regulatory developments and litigation. In such circumstances a Fund may consider a variety of factors in determining the fair value of its securities, which value may differ from market quotations. For example, if a significant event is deemed to affect the price of all securities in a geographic region or a specific country after the close of local markets but before the calculation of a Fund's NAV, the Adviser's Pricing Committee may increase or reduce the price for all of that Fund's securities in that country or region on the basis of price movements in various instruments, including but not limited to, exchange-traded funds, currencies, ADRs, closed-end funds or foreign securities traded on other foreign markets. In addition, on days when a market volatility trigger is reached, the prices of the securities held by the Equity Fund will be adjusted by fair value factors provided by a third-party vendor. Fair valuations may reduce the opportunities for short-term traders to exploit, at the expense of a Fund's other stockholders, the possibility that the last readily available market prices are not current.

Investments by the Funds in other mutual funds are valued based on the NAV of the underlying funds, and the prospectuses of such funds explain the circumstances under which those funds will use fair value pricing and the effects of fair value pricing. The Funds may hold securities that trade on foreign markets that may be open when the NYSE is closed. As a result, the value

24

of a Fund's underlying assets may fluctuate significantly at times when you will not be able to purchase or redeem shares.

How to Purchase Shares

You may purchase shares of the Funds on any day that the NYSE is open. There is no fee charged when you purchase shares directly from the Funds. However, if you use a broker/dealer to purchase your shares, the broker/dealer may impose a fee. Certain Fund services may not be available to shares held in the name of a broker/dealer or other nominee.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities to any person in any jurisdiction where it is unlawful to make such an offer.

New Accounts: The minimum initial investment in each Fund is $5,000. The minimum initial investment for employees and officers of the Adviser and their relatives, and Directors of the Funds, is $2,000. The Funds reserve the right to waive, reduce or increase the minimum investment for initial and subsequent investments in general or in a specific case.

You may open your account by sending your initial purchase by mail or by wire as referenced below.

By Mail: Please complete the Stockholder Application, which may be obtained from Bailard Fund Services, Inc. by calling 800-882-8383, and send it by regular mail to the Funds' transfer agent at:

Bailard Funds
c/o Forum Shareholder Services, LLC
PO Box 446
Portland, ME 04112

or by express, registered or certified mail to:
Bailard Funds
c/o Forum Shareholder Services, LLC
Two Portland Square
Portland, ME 04101


Please also include a check for your initial purchase made payable to the Fund in which you will be investing:

Bailard Cognitive Value Fund
Bailard Enhanced Growth Fund
Bailard International Equity Fund
Bailard Bond Opportunity Fund

All checks must be made payable in U.S. dollars and must be drawn on U.S. financial institutions. The Funds do not accept cash or cash equivalents for purchase orders. For instance, you may not pay by money order, cashier's check, bank draft or traveler's check. The Funds also do not accept credit card checks for purchase orders.

By Wire: Please contact the Funds' transfer agent directly at 800-541-4366 for instruction on how to wire your initial purchase. Please note that, before wiring your investment, a completed Stockholder Application must be received by the Funds' transfer agent at one of the addresses above.

The wiring instructions for purchases in the Funds are:

Deutsche Bank Trust Company Americas
New York, New York
ABA# 021001033
For Credit To:
Forum Shareholder Services, LLC
Account #014-65-547
Attn:  [Name of the Bailard Fund in which you will be investing]
  Stockholder's Name: ___________________
  Account Number: _______________________

Retirement Accounts: If you wish to establish a retirement account, please contact Bailard Fund Services, Inc. at 800-882-8383 to discuss your options and to request the appropriate paperwork. Please note that the minimum initial investment amount for retirement accounts is also $5,000.

If a purchase is cancelled because your check or wire transfer does not clear, you will be responsible for any losses the Funds and the Adviser incur. In addition, you may be prohibited or restricted from making future purchases in the Funds.

The Funds reserve the right to refuse any purchases or exchanges, including purchases or exchanges by investors the Funds have identified as short-term traders and purchases or exchanges where such refusal may be required under laws or regulations or under the Funds' anti-money laundering and customer identification and verification policies and procedures. The Funds may also delay processing purchases or exchanges where such delay may be required to collect additional information under the Funds' anti-money laundering and customer identification and verification policies and procedures. If a purchase or exchange is delayed, the investor will receive the net asset value next calculated after the Funds have collected all of the required information. In addition, if the Funds are unable to verify your identity pursuant to their procedures, the Funds reserve the right to close your account in their sole discretion to the extent permitted by law. If your account is closed for any reason, your shares will be valued at the NAV next calculated after the decision is made by the Funds to close your account. Your proceeds will be remitted to you via check, unless your account is frozen at the request of governmental or law enforcement authorities. For more information about the Funds' policy on short-term trades, see Frequent Purchase, Redemptions and Exchanges. For more information about the Funds' anti-money laundering program and customer identification and verification policies and procedures, please refer to the Statement of Additional Information.

Additional Purchases: The minimum amount for subsequent purchases is $100. You may make additional purchases by mail or by wire by using the addresses and wiring instructions listed in the previous section entitled New Accounts. Please be sure to include your account number on your check or wire whenever making additional purchases.

How  to Sell Shares

You may sell all or a portion of your shares on any day the NYSE is open. If you use a broker/dealer to sell your shares, the broker/dealer may impose a fee for this service. The Funds' transfer agent will normally send the sale proceeds to you within seven days.

Redemption Fee: If you redeem (sell or exchange) your shares of the Equity Fund within 31 days of purchase, you will be charged a redemption fee of 2.00% based on the NAV of the shares redeemed. The redemption fee is charged for the benefit of remaining stockholders and will be paid to the Equity Fund to help offset transaction costs. The redemption fee will not be applied to reinvestments of dividends or distributions or to shares held in 401(k) or 403(b) accounts. To calculate the holding period, the Equity Fund will assume that the shares held the longest in the account are redeemed first. The Equity Fund reserves the right to modify the terms of or terminate its redemption fee policy at any time, with proper notice to stockholders. Any modification or termination will apply uniformly to all stockholders of the Equity Fund.

Below are your options for redeeming shares. Please note that the Funds' transfer agent must receive any redemption request before 4:00 p.m. Eastern Time in order for the request to be processed that day. Any request received after that time will be processed on the next business day

By Mail: You may redeem shares from your account by mailing your written request directly to the Funds' transfer agent at one of the addresses listed under How to Purchase Shares. Please reference your account number and be sure to have all required signers on the account sign the request. Please note that any written redemption request for an amount exceeding $50,000 requires a signature guarantee. A signature guarantee is also required if you request that the proceeds of your redemption be sent anywhere other than your address or bank of record. For more information on how to obtain a signature guarantee, please refer to the Funds' Statement of Additional Information or contact the Funds' transfer agent at 800-541-4366.

By Telephone: If you have elected Telephone Redemption Privileges for your account either by checking the appropriate box on your Stockholder Application or by subsequently adding the service to your account, you may call the Funds' transfer agent directly at 800-541-4366 to request a redemption and have the

26

proceeds sent to your address or bank of record. Redemption requests by telephone must be for at least $1,000 and not exceed $150,000.

Neither the Funds nor their transfer agent will be liable for following telephone instructions that the Funds' transfer agent reasonably believes to be genuine.

If you wish to add Telephone Redemption Privileges to your existing account, please contact the Funds' transfer agent for the appropriate form. Please note that shares held in individual retirement plans or issued in certificate form are not eligible for telephone exchange or redemption privileges.

Systematic Withdrawal Plan: The Systematic Withdrawal Plan lets you withdraw a minimum of $100 on a periodic basis. To request this feature, please check the appropriate box on your Stockholder Application or contact the Funds' transfer agent at the telephone number listed above for the appropriate form. Please note that there is a $2 fee for each withdrawal under this plan. You must have a minimum account size of $10,000 to participate.

Your options for receiving your redemption proceeds are:

By Check: A check will be sent to your address of record unless you indicate otherwise on your request.

By Wire: You may request to have your redemption proceeds wired directly to your bank account.

If you are requesting a redemption shortly after a purchase by check was made in your account, the transfer agent may wait until the check clears before processing your request.

If the market value of your account should fall under $1,000, the Funds reserve the right to liquidate your account after providing you with a 30-day written notice.

If the amount you are redeeming exceeds 1% of a Fund's net assets or $250,000 during any 90-day period, the Fund reserves the right to honor your redemption request by distributing readily marketable securities to you instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

Exchanging Shares

You can exchange your Fund shares for shares in any other Fund. You may make your exchange request in writing directly to the Funds' transfer agent at either of the addresses listed under How To Purchase Shares. You may also make your request over the telephone by following the procedures described above regarding telephone redemptions. Exchanges may only be made between accounts with identical account registrations.

Exchanges of shares of the Equity Fund within 31 days of purchase will be subject to a 2.00% redemption fee, as discussed under How to Sell Shares.

Exchanges can only be made in states where shares of the Fund being purchased are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the Fund being purchased. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Before making your exchange, please read carefully the prospectus carefully for the Fund in which you will invest. You may request the prospectus by contacting Bailard Fund Services, Inc. at 800-882-8383.

Frequent Purchases, Redemptions and Exchanges

Frequent purchases and redemptions or exchanges of a Fund's shares may increase the Fund's volatility and transaction costs and facilitate price arbitrage that benefits short-term traders at the expense of long-term investors. The Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions or exchanges of the Funds' shares by Fund stockholders. The Funds disapprove of short-term traders investing in the Funds. The Funds' policies and procedures for discouraging frequent purchases and redemptions or exchanges of the Funds' shares include:

     o For the Equity Fund, a redemption fee, as discussed under How to Sell Shares, is applied to redemptions and exchanges within 31 days of purchase, with the exception of the reinvestment of dividends and distributions and investments by 401(k) and 403(b) participants. Special procedures for the oversight of 401(k) and 403(b) accounts have been adopted.

     o When market quotations are not reliable, as when a significant event occurs after the closing of a foreign market, the Funds apply fair valuation procedures, as discussed under Pricing of Fund Shares.

     o The Funds reserve the right to reject exchanges or purchases of short-term traders based, among other factors, on the size, frequency, timing and apparent purpose of prior trading in Fund shares.

Except as provided above, the Funds' policies and procedures with respect to frequent purchases and redemptions or exchanges are applied uniformly to all stockholders of the Funds.

Although we will seek to block short-term traders we may identify from making additional purchases in the Funds, we do not have the ability to detect or deter all short-term traders, particularly those who invest through intermediaries. The Funds currently do not distribute through intermediaries. Should such distribution arrangements be established in the future, the Funds will work with the intermediaries to establish a system for identifying suspicious activity.

Statements

You will receive a confirmation statement after your initial purchase and after each subsequent purchase or sale in your account. You will also receive a statement after each dividend and capital gain distribution.

Distributions

Each Fund intends to distribute any net investment income and net realized capital gains to its stockholders. Any net investment income earned is distributed as dividends on an annual basis (generally in December) for the Equity Fund, the Growth Fund and the Value Fund and on a quarterly basis for the Bond Fund. Short-term and long-term capital gains realized from the sale of securities from each Fund's portfolio are distributed annually, generally in December. Gains from investments held by a Fund for one year or less are short-term gains, and if held for over one year are long-term gains.

The amount of net investment income distributed and the characterization of the Funds' distributions for tax purposes may be affected, among other factors, by foreign currency exchange losses.

You have the choice of receiving your distributions from a Fund in cash or having your distributions reinvested in additional shares in your account. If you decide to have your distributions paid to you in cash, you may choose to have the proceeds sent to you by check or wired directly to your bank account. Unless you note otherwise on your Stockholder Application, your distributions will automatically be reinvested in additional shares of the respective Fund.

You may change your distribution option at any time by sending your written request directly to the Funds' transfer agent. Please allow sufficient time for your request to be processed. The transfer agent must receive your request at least five days before the next distribution record date for it to be effective.

Taxes

For income tax purposes, net investment income dividends are generally taxed at the ordinary income rate, although certain qualifying dividends received after December 31, 2002 will be taxed at the maximum long-term capital gain rate. Any net realized short-term capital gains are also taxable at the ordinary income rate. Net realized long-term capital gains distributed to you by the Funds are taxed at the long-term capital gain rate regardless of how long you held your shares. All dividends and distributions are taxable to stockholders whether the proceeds are received in cash or reinvested in additional shares. The Funds will inform you of the source and nature of the distributions at the time they are paid.

28

If you purchase shares shortly before a Fund makes a distribution, the distribution may return some of your initial capital to you in a taxable event. As a result, the Funds do not recommend that you make purchases shortly before a distribution.

When you sell your shares or exchange your Fund shares for shares in another Fund, you may trigger a taxable event depending on the amount of your sale proceeds relative to your initial investment, and how long you held your shares.

Any loss recognized upon the sale of shares held for six months or less will be treated as a long term capital loss to the extent of any distributions of long term capital gains during the period the shares were held. Dividends and distributions payable to stockholders of record as of a date in October, November or December of any year will be deemed to have been paid by a Fund and received by stockholders on December 31 if the dividends are paid by the Fund at any time during the following January.

Investors are urged to consult their own tax advisers to determine the effect of an investment in the Funds upon their individual tax situations.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or such shorter period as the Fund has been in operation). Certain information reflects the financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

------------------------------------------------------------------------------------------------------------------------------------
Bailard Cognitive Value Fund

For a share outstanding throughout the period:                                    For the Periods Ended September 30,
                                                                        2004            2003             2002             2001*
                                                        ----------------------------------------------------------------------------
Net asset value,beginning of period                                 $     10.56     $      8.43      $      8.84      $     10.00
                                                        ----------------------------------------------------------------------------

Income from Investment Operations:
  Net investment income (loss)                                             0.01           (0.01)            0.01               -#
  Net realized/unrealized gain (loss)
    on investments and foreign currency transactions                       2.22            2.16            (0.41)           (1.16)
                                                        ----------------------------------------------------------------------------
Total from investment operations                                           2.23            2.15            (0.40)           (1.16)
                                                        ----------------------------------------------------------------------------

Less Distributions:
  From net investment income                                                --            (0.01)           (0.01)             --
  From net realized gains                                                   --            (0.01)             --               --
Total distributions                                                         --            (0.02)           (0.01)             --
                                                        ----------------------------------------------------------------------------

Net asset value,end of period                                       $     12.79     $     10.56      $      8.43      $      8.84
                                                        ============================================================================

Total Return                                                              21.12%          25.55%           (4.55%)         (11.60%)

Ratios/Supplemental Data:
  Net Assets,end of period (millions)                               $      73.3      $     77.1       $     57.1       $     61.5
  Ratio of expenses to average net assets                                  1.14%           1.17%            1.11%            1.33%**
  Ratio of net investment income (loss)
    to average net assets                                                  0.06%          (0.07%)           0.07%            0.11%**
  Portfolio turnover rate                                                   76%              65%              51%              31%

------------------------------------------------------------------------------------------------------------------------------------

*  From commencement of operations on May 30,2001.
** Ratios for periods less than one year have been annualized.
#  Amount represents less than $0.01 per share.

30

------------------------------------------------------------------------------------------------------------------------------------
Bailard Enhanced Growth Fund
For a share outstanding throughout the period:                                     For the Periods Ended September 30,

                                                                      2004             2003             2002             2001*
                                                       -----------------------------------------------------------------------------
Net asset value, beginning of period                              $      7.33      $      4.80      $      6.50      $     10.00
                                                       -----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                          (0.07)           (0.06)           (0.08)           (0.04)
  Net realized/unrealized gain (loss)
    on investments and foreign currency transactions                     0.63             2.59            (1.62)           (3.46)
                                                       -----------------------------------------------------------------------------
Total from investment operations                                         0.56             2.53            (1.70)           (3.50)
                                                       -----------------------------------------------------------------------------

Net asset value,end of period                                     $      7.89      $      7.33      $      4.80      $      6.50
                                                       =============================================================================

Total Return                                                             7.64%           52.71%          (26.15%)         (35.00%)

Ratios/Supplemental Data:
  Net Assets,end of period (millions)                             $      67.2       $     75.0       $     49.7       $     44.9
  Ratio of expenses to average net assets                                1.11%            1.15%            1.18%            1.40%**
  Ratio of net investment income (loss)
    to average net assets                                               (0.84%)          (0.97%)          (1.09%)          (1.24%)**
Portfolio turnover rate                                                    14%              62%              18%               5%
------------------------------------------------------------------------------------------------------------------------------------

*  From commencement of operations on May 30,2001.
** Ratios for periods less than one year have been annualized.

                                                                              31

------------------------------------------------------------------------------------------------------------------------------------
Bailard International Equity Fund
For a share outstanding throughout the year:                                     For the Years Ended September 30,

                                                                   2004          2003          2002          2001          2000
                                                       -----------------------------------------------------------------------------
Net asset value, beginning of year                             $      4.79   $      3.70   $      4.27   $      6.69   $      6.89
                                                       -----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                        0.05          0.06          0.03          0.02           -#
  Net realized/unrealized gain (loss)
    on investments and foreign currency transactions                  1.00          1.05         (0.60)        (1.83)         0.47
                                                       -----------------------------------------------------------------------------
Total from investment operations                                      1.05          1.11         (0.57)        (1.81)         0.47
                                                       -----------------------------------------------------------------------------

Less Distributions:
  From net investment income                                         (0.05)        (0.02)          --          (0.01)        (0.02)
  From net realized gains                                              --            --            --          (0.60)        (0.65)
Total distributions                                                  (0.05)        (0.02)          --          (0.61)        (0.67)
                                                       -----------------------------------------------------------------------------
Net asset value,end of year                                    $      5.79   $      4.79   $      3.70   $      4.27   $      6.69
                                                       =============================================================================

Total Return                                                         21.95%        30.12%       (13.35%)      (29.43%)        6.10%

Ratios/Supplemental Data:
  Net Assets,end of year (millions)                            $     158.8    $    114.0    $     91.4    $    101.4    $    152.9
  Ratio of expenses to average net assets                             1.35%         1.37%         1.34%         1.44%         1.37%
  Ratio of net investment income (loss)
    to average net assets                                             0.92%         1.38%         0.59%         0.44%        (0.01%)
  Portfolio turnover rate                                               69%           39%           69%           90%          101%
------------------------------------------------------------------------------------------------------------------------------------

# Amount represents less than $0.01 per share

32

------------------------------------------------------------------------------------------------------------------------------------
Bailard Bond Opportunity Fund
For a share outstanding throughout the year:                                  For the Years Ended September 30,
                                                                   2004          2003          2002+         2001          2000
                                                       -----------------------------------------------------------------------------
Net asset value,beginning of year                              $      7.69   $      7.48   $      7.14   $      7.34   $      7.85
                                                       -----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                        0.30          0.29          0.32          0.50          0.29
  Net realized/unrealized gain (loss)
    on investments and foreign currency transactions                 (0.11)         0.08          0.13          0.19         (0.55)
                                                       -----------------------------------------------------------------------------
Total from investment operations                                      0.19          0.37          0.45          0.69         (0.26)
                                                       -----------------------------------------------------------------------------

Less Distributions:
  From net investment income                                         (0.16)        (0.16)        (0.11)        (0.89)        (0.25)
Total distributions                                                  (0.16)        (0.16)        (0.11)        (0.89)        (0.25)
Net asset value,end of year                                    $      7.72   $      7.69   $      7.48   $      7.14   $      7.34
                                                       -----------------------------------------------------------------------------
Total Return                                                          2.52%         5.06%         6.33%        10.38%        (3.52%)
                                                       =============================================================================

Ratios/Supplemental Data:
  Net Assets,end of year (millions)                            $      57.2    $     64.7    $     77.3    $    103.5    $     67.1
  Ratio of expenses to average net assets                             1.03%         0.97%         0.89%         0.99%         1.22%
  Ratio of net investment income (loss)
    to average net assets                                             3.91%         4.11%         4.33%         4.42%         3.79%
  Portfolio turnover rate                                               49%           31%           68%          130%           34%
------------------------------------------------------------------------------------------------------------------------------------

+ As required,effective October 1,2001,the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and changed its method of amortization. The effect of this change for the Fund for the year ended September 30,2002 on investment income and net realized and unrealized gain and losses was less than $0.01 per share.
The effect of the change on the ratio of net investment income to average net assets was a change of 4.33% from 4.31%. Per share,ratios and supplemental data for the periods prior to October 1,2001 have not been restated to reflect this change in presentation.

                      BAILARD OPPORTUNITY FUND GROUP, INC.

                          Bailard Cognitive Value Fund
                          Bailard Enhanced Growth Fund
                        Bailard International Equity Fund
                          Bailard Bond Opportunity Fund

                       Statement of Additional Information

                                 March 18, 2005


This Statement of Additional Information is not a prospectus, but contains information in addition to that contained in the Funds' Prospectus, which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated March 18, 2005, as amended from time to time. Portions of the Funds' Annual Report to stockholders for the fiscal year ended September 30, 2004 are incorporated by reference into this Statement of Additional Information. You can request the Prospectus or the Annual Report, without charge, by writing directly to Bailard Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, CA 94404-2131, or by calling us at (800) 882-8383.

                                             Table of Contents
                                                                                                    Page
                                                                                                    ----

The Funds ...........................................................................................B-2
Investment Policies and Restrictions.................................................................B-2
Disclosure of Portfolio Holdings.....................................................................B-16
Net Asset Value......................................................................................B-17
Purchase, Exchange and Redemption of Shares..........................................................B-18
Distributions and Taxes..............................................................................B-20
Directors and Officers...............................................................................B-23
Investment Advisory and Other Services...............................................................B-27
Proxy Voting Policies .............................................................................. B-29
Brokerage............................................................................................B-30
Stockholder Information..............................................................................B-32
Performance Data.....................................................................................B-33
Financial Statements.................................................................................B-34
Appendix A (Bond, Commercial Paper, Preferred Stock and Municipal Debt Ratings)......................B-35
Appendix B (Hedging and Other Transactions)..........................................................B-41

                This Statement of Additional Information Does Not
                     Constitute an Offer to Sell Securities.

The Funds

The Bailard Cognitive Value Fund (the "Value Fund"), the Bailard Enhanced Growth Fund (the "Growth Fund"), the Bailard International Equity Fund (the "Equity Fund"), and the Bailard Bond Opportunity Fund (the "Bond Fund") (collectively, the "Funds") are non-diversified series of the Bailard Opportunity Fund Group, Inc. (the "Company"), a Maryland corporation and an open-end management investment company.

The Company was organized as a Maryland corporation on June 12, 1990. Prior to March 2005, the name of the Company was the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. Prior to May 2001, the name of the Company was the Bailard, Biehl & Kaiser International Fund Group, Inc. Prior to January 1996, the name of the Bond Fund was the Bailard, Biehl & Kaiser International Fixed-Income Fund and, from January 1996 to December 2000, it was the Bailard, Biehl & Kaiser International Bond Fund. The Equity Fund is the successor to the Bailard, Biehl & Kaiser International Fund, a Delaware corporation that was organized on March 12, 1979.

The Company's fiscal year ends on September 30 of each year.


Investment Policies and Restrictions

Descriptions in the Funds' Prospectus or this Statement of Additional Information of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that the Adviser, in its discretion, might, but is not required to, use in managing the Funds' portfolio assets. For example, the Adviser, in its discretion, may determine that a given practice or instrument is not attractive at the time or may employ a given practice or instrument for one or more Funds but not for all Funds. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

Preferred Stock: The Funds may invest in preferred stock, which is an equity security that entitles the holder to certain preferences (particularly in the receipt of dividends) over the common stock of the issuer. Preferred stock is not a debt instrument and is junior to debt in regard to recoverability in the case of default by the issuer. Preferred stock is generally callable, is less liquid than its common stock counterpart and ordinarily carries limited or no voting rights. The Value Fund, the Growth Fund and the Equity Fund may also invest in convertible preferred stock. For example, the Growth Fund may purchase convertible preferred stock of privately held companies, which would convert to common stock upon an IPO or other event.

Warrants: The Funds may invest in warrants. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants do not entitle the holder to voting, liquidation or dividend rights with respect to the issuer of the underlying securities. The Bond Fund's and Equity Fund's investments in warrants are limited by each Fund's fundamental policy regarding warrants. The Bond Fund generally does not intend to invest in warrants.

Privately Held Companies: Currently, the Growth Fund may invest up to 5% of its assets in the convertible preferred stock, convertible debt, common stock, preferred stock, and warrants of privately held companies. These companies may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately held companies are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately held companies do not file periodic reports with the Securities and Exchange Commission, there is less publicly available information about them than about other companies.

The Growth Fund will likely invest in privately held companies that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that the Growth Fund obtains from these companies may be less favorable than if the Growth Fund had invested earlier. Moreover, the Growth Fund's ability to realize value from an investment in a privately held company is dependent upon the successful completion of the company's IPO or the sale of the company to another company, which may not occur, if at all, for a period of several years after the Growth Fund's investment.

Privately held companies are extremely illiquid and the Growth Fund may not be able to sell its holding in a privately held company without severe market impact. The Growth Fund will normally be unable to sell its privately held securities at all until the company's IPO or sale to another company. In the event of a negative event that results in the Growth Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

Illiquid Securities: Privately held companies and other illiquid securities are difficult to price on a daily basis. When a Fund holds illiquid securities they must be fair valued using procedures adopted by the Board of Directors, and the Fund may have difficulty selling these securities at the prices at which it has valued them for purposes of calculating its net asset value.

Debt Securities of the U.S. Government and its Agencies: The Bond Fund, and to a lesser extent the Value Fund, the Growth Fund and the Equity Fund, may invest in various types of U.S. government securities.

U.S. government securities are issued by the U.S. Treasury or are issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance (U.S. Treasury obligations consist of U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years)), are backed by the full faith and credit of the United States). Certain obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as obligations of the Government National Mortgage Association ("GNMA"), are fully guaranteed by the U.S. government. However, not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by the Federal Home Loan Banks ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), are supported only by the right of the issuer to borrow from the U.S. government and the credit of the issuer itself. Some U.S. government securities, such as those issued by the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), are supported only by the discretionary authority of the U.S. government to purchase certain obligations of the issuer and the credit of the issuer itself. Others, such as those securities issued by the Federal Farm Credit Bank ("FFCB"), are backed only by the credit of the issuer itself.

While U.S. government securities generally do not involve the credit risks associated with U.S. corporate debt securities, there can be no assurance that the U.S. government will provide financial support to U.S. government securities issued by its agencies and instrumentalities if it is not obligated to do so under law. In addition, the yields available from U.S. government securities are generally lower than the yields available from U.S. corporate debt securities and the values of U.S. government securities, like all debt securities, change as interest rates fluctuate. See "Mortgage and Asset Backed Securities" for information concerning government issued mortgage and asset backed securities.

Debt Securities of Foreign Governments and Supra-National Entities: The Bond Fund may invest in debt securities issued or guaranteed as to payment of principal and interest by governments, semi-governmental entities and governmental agencies of countries throughout the world denominated in the currencies of such countries or other currencies. The Bond Fund may also invest in debt securities of supra-national entities, which may be denominated in dollars or other currencies. A supra-national entity is an entity designated or supported by a national government or governments to promote economic reconstruction or development. Examples of supra-national entities in which the Bond Fund may invest include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. These supra-national entities do not have taxing authority and therefore depend upon their members' continued support to meet interest and principal payments.

Corporate Debt Securities: The Value Fund, the Growth Fund and the Bond Fund may invest in debt securities of U.S. and foreign companies. These securities will consist of all types of long or short-term debt obligations, such as bonds, debentures, notes, conditional sales contracts and commercial paper, and, for the Bond Fund only, mortgage and asset backed obligations. See "Mortgage and Asset Backed Securities" for information concerning privately issued mortgage and asset backed securities.

Most of the Growth Fund's investments and some of the Value and Bond Funds' investments in debt securities may be unrated or rated lower than Baa3 and BBB-by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). These types of bonds are commonly referred to as "junk bonds," and are riskier than other higher-grade bonds. Junk bonds are generally unsecured and are often subordinated to other obligations of the issuer, and the issuers of such bonds usually have high levels of indebtedness. These bonds may also be redeemable by the issuer, causing the holder to replace the bond with a lower yielding security in a declining interest rate environment. Investment in these securities may make achievement of a Fund's investment objective more dependent on the Adviser's credit analysis than is the case for higher-rated securities.

An economic downturn or rise in interest rates is likely to have a greater negative effect on the market for junk bond securities and on the ability of issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. It may also result in a higher incidence of default than with higher-rated securities. The market for junk bonds is typically thinner and less active than for higher-rated securities, resulting in price volatility and limited liquidity. Adverse publicity and investor perceptions may further decrease the value and liquidity of junk bond securities. In addition, because of their price volatility and limited liquidity, junk bond securities may be more difficult to value accurately.

Mortgage and Asset Backed Securities: The Bond Fund may invest in mortgage backed debt obligations issued by government and private entities, such as direct pass-through certificates of GNMA, FHLMC and FNMA. Mortgage backed securities represent participations in mortgage loans. Mortgage backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, mortgage backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. Also, mortgage backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities because of the prepayment feature, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee. GNMAs are mortgage securities evidencing an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). GNMA Certificates that the Bond Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose little risk to principal investment because of the GNMA guarantee, except to the extent that the Bond Fund has purchased the certificates above par in the secondary market.

FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but its issues are not backed by the full faith and credit of the U.S. government. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

Privately issued mortgage backed securities may be supported by pools of mortgage loans or other mortgage backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee but with some form of non-governmental credit enhancement, including letters of credit, reserve funds, over-collateralization, and third party guarantees.

The Bond Fund may also invest in collateralized mortgage obligations ("CMOs"). These securities are backed by pools of mortgages or mortgage backed securities that have been divided into multiple bond series. Since payments of principal and interest and other income are distributed to each bond series pursuant to varying schedules, the bonds will have different coupons, effective maturities and durations. Varying CMO structures will have different price sensitivities to interest rate changes and prepayment rates depending, among other things, upon the level of interest rates, the residual amount of mortgages outstanding, their position in the payment schedule, the amounts of principal and / or interest to which they are entitled (including principal only and interest only securities) and whether they are indexed. See "Indexed Securities.". As a result, changing interest rates may have a greater impact on some CMOs' payment rates and effective maturities than on others. In addition to price risk, like other bonds, CMOs face some credit risks.

The Bond Fund may also invest in asset backed securities which are collateralized by assets other than mortgage loans. The most common types of asset backed securities are collateralized by credit card receivables, automobile loans or home equity loans. The value of these securities may be significantly affected by changes in the market's perception and the creditworthiness of the issuers and the other parties involved. Asset backed bonds are generally subject to a lower level of prepayment risk due to changes in interest rates than bonds backed by mortgages.

Convertible Debt Securities: The Funds may invest in convertible debt obligations of U.S. and foreign companies. Convertible bonds typically offer lower coupon rates and stated yields to maturity than nonconvertible bonds. However, a convertible bond also gives the bondholder an option to exchange the bond for a specified number of common shares at a specified price or ratio and, thus, to share in the price appreciation in the common stock. In general, a convertible security performs more like a stock when the underlying stock's price is high (because it is assumed that it will be converted) and more like a bond when the underlying stock's price is low (because it is assumed that it will mature without being converted). Most convertible bonds are callable at the option of the issuer and, if the issuer exercises its right to call the bond, bondholders typically are given a limited time in which to convert. Convertible debt obligations are generally less liquid, more difficult to price and have higher transaction costs than non-convertible bonds. Furthermore, the value of convertible debt obligations may be affected by fluctuations in the market value of the underlying common stock.

Municipal Debt Securities: The Bond Fund may invest in taxable and tax-exempt municipal debt securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments and financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers and insurers of municipal securities. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can also affect the overall municipal market.

Indexed Securities: The Bond Fund may invest in indexed securities, the value of which is linked to corporate indices, interest rates, currencies, commodities, indices or other financial indicators ("reference instruments"). Indexed securities may provide for periodic interest payments to holders, or they may be structured as "zero coupon" instruments with no payments prior to maturity. They may be subject to a "cap" on the maximum principal amount, or a "floor" on the minimum principal amount, to be repaid on maturity. Indexed securities may be traded on an exchange or over-the-counter. Unlike other debt securities, the interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more reference instruments, such as a change in an inflation index or a change in the interest rate of the reference instrument compared with a fixed interest rate. The reference instrument need not be related to the terms of the debt security. For example, the interest rate or the principal amount of a U.S. dollar-denominated indexed security may vary based on a change in a foreign security or basket of foreign securities. An indexed security may also be positively or negatively indexed, so that its value may increase or decrease as the value of the reference instrument increases or decreases. Further, the change in the interest rate or the principal amount payable of an indexed security may be some multiple of the change (positive or negative) in the value of the reference instrument.

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer or counterparty and the normal risks of price fluctuations in response to changes in interest rates, the interest rate or principal amount of indexed securities may decrease, sometimes substantially, as a result of changes in the value of the reference instruments. Further, indexed securities may be more volatile than the reference instruments, particularly those that are negatively indexed to the reference instrument and those that are based on a multiple of the change in the value of the reference instrument. Because it is common for indexed securities to be individually negotiated with the issuer, such securities also tend to be less liquid than other debt securities and may be more difficult to value.

Rule 144A  Securities:  The Funds may invest in Rule 144A  securities  issued by
U.S. and foreign companies. Rule 144A securities are securities issued in private placements that are subject to resale restrictions and may be resold only to qualified institutional buyers. The market for Rule 144A securities may be less liquid than the market for publicly traded securities, particularly during adverse market conditions. Accordingly, a Fund may be unable to sell such securities at a time or a price that would otherwise be desirable.

Foreign Securities: As a general rule, the Funds will purchase securities that are traded on exchanges or over-the-counter markets which are often based in the respective countries in which the various issuers of such securities are principally based. There is no limitation on the percentage of the Funds' assets that may be invested in securities of issuers located within any one country, other than restrictions that may be imposed from time to time by the Company's Board of Directors, nor is there any minimum asset or net worth requirement with respect to issuers in which the Funds' assets may be invested.

Depository Receipts: The Value Fund, the Growth Fund and the Equity Fund may also invest in American Depository Receipts (ADRs), which are securities typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. The Equity Fund may also invest in Global Depository Receipts (GDRs), International Depository Receipts (IDRs) and Non-Voting Depository Receipts (NVDRs).

Investment Companies: The Funds may invest in domestic and foreign investment companies, including exchange traded funds ("ETFs") (see below). A Fund's purchase of securities of another investment company results in the layering of expenses, so that a stockholder will directly bear the expenses of the Fund and indirectly bear a proportionate share of the expenses of the other investment company. Except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and except as provided below with respect to ETFs, no Fund will invest its assets in more than 3% of the outstanding voting stock of any other investment company. In addition, a Fund will not invest more than 5% of its total assets in any other investment company or more than 10% of its total assets in investment companies as a group. As permitted under the 1940 Act, the preceding 10% limitation will not apply to the securities of another investment company, provided that: (i) not more than 3% of the outstanding stock of the investment company is owned by a Fund and any affiliated persons of the Fund; (ii) the investment company is not obligated to redeem such securities in an amount exceeding 1% of its outstanding securities during any 30-day period; and (iii) the Fund votes such securities in the same proportion as the vote of all other holders of such securities.

The Funds, together with other investment companies having the same investment adviser, will not invest in more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange. Finally, the Funds will not purchase the securities of any investment company that is sponsored or managed by the Adviser.

Exchange Traded Funds: ETFs are investment companies that represent portfolios of securities generally meant to track particular securities indices. The Funds may invest in ETFs to obtain exposure to various markets, sectors and sub sectors, geographic regions and industries. For example, the Equity Fund might invest in ETFs based on the stock market indices of different foreign countries, the Bond Fund might invest in ETFs based on U.S. corporate or other bond indices, the Value Fund might invest in ETFs based on certain U.S. small cap stock indices and the Growth Fund might invest in ETFs based on the NASDAQ 100 index. A single ETF investment can provide diversification that might otherwise require multiple transactions. The risks of such investments are similar to the risks associated with the ETF's basket of underlying securities and the market, sector, region and/or industry that the ETF seeks to track. In addition, there are risks that the ETF will fail to track the relevant index, that the ETF's market price will trade below the net asset value of its underlying securities and that the market for the ETF will not be liquid.

The Funds' investments in ETFs are generally subject to the limitations described above for investment companies. Pursuant to a U.S. Securities and Exchange Commission ("SEC") exemptive order, the Funds may invest, without such limitations, in iShares Funds, which are ETFs advised or sponsored by Barclays Global Fund Advisors ("BGFA") or an entity controlling, controlled by or under common control with BGFA. These investments are subject to the terms and conditions of the exemptive order and a Participation Agreement between the Funds and iShares Funds. The fees paid by the Funds to the Adviser are for advisory services that will be in addition to, and not duplicative of, the advisory services provided to any ETF in which the Funds may invest. To the extent that similar exemptive relief is granted to other exchange traded funds, the Funds may invest in those funds subject to the terms and conditions of the applicable exemptive order.

Cash Equivalents: The Funds may invest in money market securities and short-term obligations of U.S. companies and the U.S. government to fund redemptions, cover expenses and meet other liquidity needs. The Funds may also hold cash equivalents pending investment or for protection against market declines.
Short-term obligations will consist of short-term notes, commercial paper, certificates of deposit, and, within certain limitations, repurchase agreements.

The Bond Fund may invest in obligations of U.S. and foreign banks, bank holding companies and other financial institutions (consisting of certificates of deposit, bankers' acceptances and other short-term debt obligations) that, at the date of investment, have total assets in excess of $1 billion. Under normal circumstances, the Bond Fund would not expect to invest a substantial portion of its assets in such obligations. However, if short-term interest rates exceed long-term interest rates, the Bond Fund may hold a greater proportion of its assets in these instruments.

Temporary Investments: When the Adviser believes that investing for temporary defensive purposes is appropriate (such as during periods of unusual market conditions or when it is anticipated that interest rates will rise), the Bond Fund may invest up to 100% of its total assets in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, consisting of: short-term (less than twelve months to maturity) obligations issued or guaranteed by the U.S. government or the government of a foreign country or their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations; and obligations of banks (including certificates of deposit, time deposits and bankers' acceptances). The Bond Fund's investment objective may not be achieved when the Bond Fund is invested for temporary defensive purposes.

Repurchase Agreements: In a repurchase agreement, the Funds agree to buy securities from a seller who agrees in turn to repurchase the securities at a later date at a specified time and price. When the Funds invest in U.S. repurchase agreements, the securities acquired by the Funds will be U.S. Treasury securities, and the Funds will enter into repurchase agreements only with registered broker-dealers and with domestic banks or other financial institutions regulated by the FDIC and having total assets in excess of $10 billion. The seller's obligation to repurchase is fully collateralized with other securities in which the Funds can invest, although the Funds may experience delays in acquiring control of the collateral upon a default by the seller. The value of the collateral, including accrued interest, will be marked to market daily. The Funds' right to liquidate their collateral in the event of a default by the seller could involve certain costs, losses on delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Funds could suffer a loss. If the value of the collateral should decrease below the resale price of the securities acquired, including accrued interest, additional collateral is required to be deposited.

The Equity  Fund and the Bond Fund may also invest in  international  repurchase
agreements   involving   foreign   instruments   that  are  subject  to  similar
restrictions and risks.

When-Issued Securities: The Funds may invest in when-issued securities. Investments in when-issued securities are obligations to buy or sell securities on future dates. These investments may include purchases on a "when-issued" basis or sales on a "delayed delivery" basis. In some cases, this obligation may be conditioned upon the occurrence of a subsequent event, such as an approval and consummation of a merger, corporate reorganization, or debt restructuring (i.e., a "when, as and if issued" trade). Credit risk exists on these commitments to the extent of any unrealized gain on the securities purchased and any unrealized loss on the securities sold. Market risk exists as if the securities were owned on a settled basis. During the commitment period, these investments earn no interest or dividends.

Securities Lending: The Value Fund, the Growth Fund and the Equity Fund may engage in securities lending with the primary objective of increasing their income through fees and through investment of cash collateral in short-term, interest-bearing obligations. The Funds will do so only to the extent that they will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves the risk that the borrower may fail to return the securities in a timely manner or at all, or to provide additional collateral. The Adviser will loan portfolio securities only to broker-dealers and other institutional investors it deems creditworthy. In addition, the Adviser will require that each loan be secured by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained daily in an amount at least equal to the current market value of the securities loaned, that the Funds be able to call the loan at any time, that the Funds receive any interest or dividends paid and retain any voting rights with respect to the securities loaned, and that the aggregate market value of securities loaned not exceed one-third of the total assets of the Funds. The 1940 Act prohibits the Funds from making loans to persons who control or are under common control with the Funds. The Adviser will not engage in any securities lending for the Value Fund, the Growth Fund or the Equity Fund until specific policies and procedures relating to this practice are reviewed and approved by the Company's Board of Directors.

Hedging Transactions

Hedging a Risk Associated with or as a Substitute for Foreign Currencies: The Equity Fund and the Bond Fund may hedge foreign currency risk through the use of direct hedges, indirect hedges and cross hedges involving Forward Contracts, Options, Futures Contracts and Options on Futures Contracts. A Fund may directly hedge a currency risk when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. dollar. For example, to directly hedge a position, the Equity Fund or Bond Fund could sell an amount of such foreign currency, or buy an amount of the U.S. dollar, approximating the value of some or all of the respective Fund's portfolio securities denominated in such foreign currency.

Indirect hedges are similar to direct hedges, except that in an indirect hedge, a Fund hedges a portfolio security's currency risk with a different, or proxy, currency that is expected to trade closely to the portfolio security's underlying currency. Indirect hedges may be used when the Equity Fund or Bond Fund believes that the currency risk associated with a portfolio position can be hedged more effectively through the purchase or sale of the proxy currency due to better liquidity, lower transaction costs and/or relative currency expectations.

The Equity Fund or Bond Fund may enter into a cross-hedge when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. dollar. If one currency is expected to decrease against another currency, the Equity and Bond Funds may sell the currency expected to weaken and buy the currency expected to strengthen. The Equity and Bond Funds may also initiate a foreign currency position that increases the exposure of the respective Fund to that currency. Typically, this would be done when the Equity Fund or Bond Fund likes the currency of a country but not the stocks or bonds of that country. To offset an underweight (or no) securities position in that country, the Equity and Bond Fund may add a foreign currency position that is larger than the securities position. Under such circumstances, the Equity Fund's and the Bond Fund's foreign currency position in a country will not exceed that of its neutral weighting for the country.

Hedging a Risk Associated with or as a Substitute for a Market, Economic Sector or Industry or an Individual Stock: Generally, to hedge a risk associated with or as a substitute for a market, economic sector or industry, the Value Fund, the Growth Fund and the Equity Fund may enter into a transaction involving an Option, Futures Contract or Option on a Futures Contract on a stock index. To hedge a risk associated with or as a substitute for an individual stock, the Value Fund and the Growth Fund also may enter into a transaction involving an Option, Futures Contract, or Option on a Futures Contract on an individual stock. A stock index is a composite of the market prices of the stocks that make up the index. An index may be broad based (comprised of many stocks and designed to be representative of an overall market, e.g., the CAC-40 Index of French securities or the Dow Jones Wilshire 5000 index of U.S. stocks) or narrow based (designed to be representative of a particular industry or market sector, e.g., the Morgan Stanley Global Utilities Index or the Philadelphia Semiconductor

Index). An index may also be composed of U.S. stocks (e.g., the S&P 500 Stock Index) or foreign stocks (e.g., the International Market Index) or a combination of both (e.g., the Morgan Stanley World Index). Stock indices are used as the underlying value of stock index Options, stock index Futures Contracts and Options on stock index Futures.

Hedging a Risk Associated with Adverse Changes in Interest Rates or as a Substitute for Debt Securities: Generally, to hedge a risk associated with changes in interest rates or to serve as a substitute for an underlying securities position, the Bond Fund may enter into a transaction involving an Option, a Futures Contract or an Option on a Futures Contract based on debt securities. The debt security is typically a representative government bond, such as the ten-year Japanese government bond. It may be a U.S. or foreign debt security. These debt securities are used as the underlying value of the associated Options, Futures Contracts and Options on Futures.

Forward Contracts. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Equity Fund or the Bond Fund than if it had not engaged in such contracts.

Options. The Value Fund and the Growth Fund may purchase and write call and put Options on individual stocks and stock indices. The Equity Fund may purchase and write call and put Options on stock indices and foreign currencies. The Bond Fund may purchase and write call and put Options on debt securities and foreign currencies.

Call Options on debt securities, individual stocks and foreign currencies give the holder the right, in exchange for a premium, to buy the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to sell such security or currency. Put Options on debt securities, individual stocks and foreign currencies give the holder the right, in exchange for a premium, to sell the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to buy such security or currency. An Option on a stock index is similar to an Option on a security or foreign currency, except that exercise of the Option results in the payment of a cash settlement instead of the purchase or sale of securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Option.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange or interest rates, changes in stock prices or changes in market conditions, although, in the event of movements adverse to the Funds' positions, the Funds may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell debt securities, foreign currencies, or other assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Funds will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets. Over-the-counter Options purchased by the Funds and the value of securities used to cover over-the-counter Options written by the Funds will be deemed to be illiquid subject to the Funds' policy limits on investments in illiquid securities.

Futures Contracts. Generally, a Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract on a debt security, individual stock or foreign currency is the acquisition of a contractual obligation to deliver the security or currency called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract on a debt security, individual stock or foreign currency means the acquisition of a contractual obligation to acquire the security or currency called for by the contract at a specified price in a fixed delivery month. A Futures Contract on a stock index, like an Option on a stock index, results in the payment of a cash settlement instead of the delivery of the securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Futures Contract. The successful use of Futures Contracts will usually depend on the Funds' ability to correctly predict currency exchange and interest rate movements, stock prices, and market conditions. Should rates, prices or markets move in an unexpected manner, the Funds may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

Options on Futures Contracts. The Funds may purchase and write call and put options on Futures Contracts. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. An Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options."

Cover. The Funds will not engage in transactions involving Forward Contracts or Futures Contracts, and will not write Options or Options on Futures Contracts, unless their positions are "covered" by an offsetting position or transaction, or liquid assets equal to the amount of the Funds' contingent obligations are held by the Funds' custodian in a segregated account. For a more detailed description of cover transactions, see Appendix B.

Swaps. The Value Fund, the Growth Fund and the Bond Fund may engage in swap transactions, which are individually negotiated agreements to exchange the right to receive payment on a particular type of obligation for a different type of payment. In a typical interest rate swap, one party agrees to pay a fixed rate of interest while the counterparty agrees to pay a floating rate. Interest rate swaps also permit counterparties to exchange a floating rate obligation (based on one or more reference rates, such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate or U.S. Treasury bill rates), for a floating rate obligation based on a different reference rate. A currency swap allows the parties to exchange fixed or floating rate obligations (and, in some cases, principal obligations) denominated in different currencies. In a typical equity swap, the parties might agree to exchange the performance of a basket of securities for a given reference rate (such as LIBOR) over a specified time period.

Caps, floors and collars are forms of swap transactions that have additional features. The purchase of a cap permits the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments from the seller. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments from the seller. A collar combines the elements of purchasing a cap and selling a floor protecting against rate fluctuation above the maximum amount or to the minimum amount. A Fund will deem the obligations owed to it under a swap to be illiquid for purposes of the restrictions on investments in illiquid securities, except to the extent that a third party (such as a large commercial bank) has guaranteed the Fund's ability to offset the swap at any time.

Spot Transactions. The Equity Fund and the Bond Fund engage in foreign currency exchange transactions on a spot (i.e., current) basis in connection with the investment of cash balances held by these Funds outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Funds expect to invest their cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Funds to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Adviser will correctly anticipate currency fluctuations. Accordingly, if the Funds' cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Funds will experience losses. The Funds will also incur service charges in connection with each currency conversion.

Risks of Hedging Transactions: Hedging transactions cannot eliminate all risks of loss to the Funds, and may prevent the Funds from realizing some potential gains. Projections of short-term currency exchange and interest rates, specific stock prices and market movements are extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange and interest rates, specific stock prices and other market conditions; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies, securities and indices. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities.

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Bond Fund or the Equity Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency. Moreover, in some cases, the Funds' exposure to a foreign currency will be greater than its exposure to the securities of that country.

In order to help reduce certain risks associated with hedging transactions, the Company's Board of Directors has adopted the requirement that Forward Contracts, Options, Futures Contracts, Options on Futures Contracts, and Swaps be used as a hedge or as a substitute for an underlying securities or currency position and not for speculation. In addition to this requirement, the Company's Board of Directors has adopted the following percentage restrictions on the use of Options, Futures Contracts and Options on Futures Contracts:

   (i) The Funds will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of a Fund's net assets.

  (ii) The Funds will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by a Fund would exceed 20% of a Fund's net assets.

 (iii) The Funds will not enter into any Futures Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments held by a Fund would exceed 5% of a Fund's net assets.

In order to help reduce the risk of counterparty default in Forward Contracts, Options traded over-the-counter and Swaps, the Funds will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of hedging transactions, see Appendix B.

Fundamental Policies: The Funds seek to limit the risk of investment losses by adhering to the following "fundamental policies." These investment restrictions can be changed only with the approval of a vote of a "majority of the outstanding voting securities" of the applicable Fund as defined in the 1940 Act. This requires a vote of (a) 67% or more of the shares of the Fund represented at a meeting where more than 50% of the Fund's shares are represented, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The fundamental policies provide that each Fund (unless otherwise indicated) will not:

1. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (other than the United States government and its agencies and instrumentalities).

For purposes of this restriction, the Value Fund currently deems the following to be separate industries: Advertising; Aerospace/Defense; Agricultural Product; Air Freight & Logistics; Airlines; Aluminum; Apparel & Accessory; Application Software; Asset Management; Auto Parts & Equipment; Automobile Manufacturers; Biotechnology; Brewers; Broadcasting & Cable; Building Products; Casinos &
Gaming;          Chemicals-Agriculture/Fertilizer;          Chemicals-Commodity;
Chemicals-Diverse; Chemicals-Specialty; Commercial Printing; Communications Equipment; Computer Storage/Peripherals; Computer Hardware; Construction & Engineering; Construction Materials; Consumer Electronics; Consumer Finance; Containers Metal/Glass; Department Stores; Distiller & Vintners; Distributors; Diverse Financial Services; Diverse Metal/Mining; Diversified Banks; Electric Utilities; Electrical Component; Electronic Equipment; Electronic Manufacturing Services; Exchange Traded Funds; Food Distributors; Footwear; Forest Products; Gas Utilities; General Merchandise; Gold; Healthcare-Distributors; Healthcare-Equipment; Healthcare-Facility; Healthcare-Managed Care; Healthcare-Services; Healthcare-Supplies; Home Entertainment Software; Home Furnishings; Homebuilding; Hotel/Resort/Cruise; Household Appliances; Household Products; Housewares & Specialty; Hypermarkets & Super Centers; Industrial Conglomerates; Industrial Gases; Insurance-Brokers; Insurance-Life/Health; Insurance-Multi-Line; Insurance-Property/Casualty; Integrated Telecom Services; Internet Software & Services; Investment Bank & Brokerage; It Consulting & Service; Leisure Facilities; Leisure Products; Machinery Construction/Farming; Machinery Industrial; Marine; Motorcycle Manufacturers; Movies & Entertainment; Multi-Sector Holdings; Multi-Utilities; Office Electronics; Oil & Gas-Drilling; Oil & Gas-Equipment/Services; Oil & Gas-Exploration/Production; Oil & Gas-Integrated; Oil & Gas-Refining/Marketing; Packaged Foods/Meats; Paper Packaging; Paper Products; Personal Products; Pharmaceuticals; Photographic Products; Precious Metal & Mineral; Publishing; Railroads; Real Estate Investment Trust; Regional Banks; Reinsurance; REITS Equity Diverse; REITS Equity Healthcare; REITS Equity Industrial/Office; REITS Equity Residential; REITS Equity Retail; REITS Equity Self Storage; REITS Equity Spec Hotels; REITS Equity Specialty/Hotels; REITS Hybrid Diversified; REITS Hybrid Health Care; REITS Hybrid Industrial/Office; REITS Mortgage Backed; Restaurants; Retail-Apparel; Retail-Catalog; Retail-Computers/Electronics; Retail-Drugs; Retail-Food; Retail-Home Improvement; Retail-Internet; Semiconductor Equipment; Semiconductors; Services-Data Processing; Services-Diversified/Commercial; Services-Employment; Services-Environmental; Services-Office/Supplies; Soft Drinks; Specialized Finance; Specialty Stores; Steel; Systems Software; Technology Distribution; Thrifts & Mortgage Financing; Tires & Rubber; Tobacco; Trade Companies & Distribution; Trucking; Water Utilities; Wireless Telecom Services.

For purposes of this restriction, the Growth Fund currently deems the following to be separate industries: Advertising; Airfreight and Couriers; Airlines; Alternative Carriers; Application Software; Auto Parts and Equipment; Biotechnology; Broadcasting & Cable; Casinos & Gaming; Chemicals; Chemicals-Specialty; Computer Storage/Peripherals; Computer Hardware; Construction & Engineering; Consumer Electronics; Electronic Equipment/Instrument; Electrical Components; Electronic Manufacturing Services; General Merchandise; Healthcare-Distribution/Services; Healthcare-Equipment; Healthcare-Facilities; Healthcare-Managed Care; Healthcare-Services; Home Entertainment Software; Hypermarkets & Supercenters; Integrated Telcom Services; Internet Software & Services; IT Consulting/Services; Leisure Facilities; Machinery Construction/Farming; Movies & Entertainment; Networking Equipment; Paper Packaging; Pharmaceuticals; Publishing & Printing; Restaurants; Retail-Apparel; Retail-Catalog; Retail-Computer/Electronics; Retail-Food; Retail-Internet; Semiconductor Equipment; Semiconductors; Services-Data Processing; Services-Diversified/Commercial; Services-Office/Supplies; Specialty Stores; Systems Software; Technology Distribution; Telecom Equipment; Trade Companies/Distributors; Trucking; Wireless Telecom Services.

For purposes of this restriction, the Equity Fund currently deems the following to be separate industries: Aerospace & Military Technology; Appliances & Household Durables; Automobiles; Banking; Beverages & Tobacco; Broadcasting & Publishing; Building Materials & Components; Business & Public Services;

Chemicals; Construction & Housing; Data Processing & Reproduction; Electrical & Electronics; Electronic Components & Instruments; Energy Equipment & Services; Energy Sources; Financial Services; Food & Household Products; Forestry & Paper Products; Gold Mines; Health & Personal Care; Industrial Components; Insurance; Leisure & Tourism; Machinery & Engineering; Merchandising; Metals- Non Ferrous; Metals-Steel; Misc. Materials & Commodities; Multi-Industry; Real Estate; Recreation and Other Consumer Goods; Telecommunications; Textiles & Apparel; Transportation-Airlines; Transportation- Road and Rail; Transportation-Shipping; Utilities - Electrical & Gas; Wholesale and International Trade.

For purposes of this restriction, the Bond Fund currently deems each national government and such government's agencies and instrumentalities to be a single industry. Similarly, the Bond Fund deems a particular regional government or local government (including the agencies and instrumentalities of such government) to be a separate industry so long as securities issued by such government are backed by the assets and revenues of such government.

2. Acquire more than 10% of the outstanding voting securities of any one issuer or invest for the purpose of exercising control.

In determining the issuer of a foreign security, each national government and each political subdivision, agency and instrumentality of each nation and each supra-national entity of which such nation is a member is considered a separate issuer. Issuers representing more than one nation will be excluded in determining the percentage of any individual nation. Where foreign securities are backed only by assets and revenues of a particular political subdivision, agency or instrumentality, only that entity is considered to be the issuer.

3. Invest in companies for the purpose of exercising control or management. This fundamental policy does not apply to the Value Fund or the Growth Fund.

4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5A. Purchase or sell commodities or commodity contracts; provided that the Fund may engage in hedging transactions, including investing in, writing and purchasing options, futures contracts, options on futures contracts and swaps on individual stocks and stock indices. This fundamental policy does not apply to the Equity Fund or the Bond Fund.

5B. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceed 10% of the total assets of the Fund taken at market value at the time of the purchase of such grantor warrant. (Accordingly, this 10% limitation will not apply to the acquisition or ownership of grantor warrants other than as a result of a purchase.) Moreover, and notwithstanding the restriction, the Bond Fund may purchase and sell foreign currencies on a current basis, and may engage in interest rate, and foreign currency hedging transactions, including investing in, writing and purchasing forward contracts, options, future contracts and options on futures contracts, swaps and related caps, floors and collars, and similar instruments involving debt securities and foreign currencies. Similarly, the Equity Fund may purchase and sell foreign currencies on a current basis, and may engage in foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts on foreign currencies, and options, futures contracts and options on futures contracts on foreign currencies and stock indices. This fundamental policy does not apply to the Value Fund or the Growth Fund.

6. Issue senior securities, borrow money, or pledge its assets, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purposes of this restriction, margin or collateral arrangements with respect to options, futures contracts or options on futures contracts, (for the Bond Fund only) swaps, and (for the Equity Fund and the Bond Fund only) forward contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of options, futures contracts or options on futures contracts, (for the Bond Fund only) swaps, or (for the Equity Fund and the Bond Fund only) forward contracts are deemed to be the issuance of a senior security or borrowing.

7. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on future contracts will not be considered the purchase of a security on margin. This fundamental policy does not apply to the Value Fund or the Growth Fund.

8. Engage in the business of underwriting securities issued by others.

9. Knowingly purchase securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, if such purchase will result in more than 10% of the value of its assets (taken at market value) then being invested in such securities. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Fund from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere. If through
(i) the appreciation of portfolio  securities which are not readily  marketable,
(ii) the depreciation of other investments of the Fund, or (iii) the sale of assets to meet redemptions, the Fund should be in a position in which more than 10% of the value of its assets are invested in securities which are not readily marketable, the Fund will consider what steps, if any, to take to protect against the resulting illiquidity. This fundamental policy does not apply to the Value Fund or the Growth Fund.

10. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of the Adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.) This fundamental policy does not apply to the Value Fund or the Growth Fund.

11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies; provided that the Value Fund, the Growth Fund and the Equity Fund may each lend its portfolio securities subject to any restrictions imposed by applicable law and the adoption of procedures by the Board of Directors.

12. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund as defined in the 1940 Act. This fundamental policy does not apply to the Value Fund or the Growth Fund.

Non-Fundamental Policies: The following policies adopted by the Value Fund and the Growth Fund are non-fundamental policies and may be altered by the Company's Board of Directors without stockholder approval. The non-fundamental policies provide that the Value Fund and the Growth Fund will not:

1. Invest in companies for the purpose of exercising control or management.

2. Purchase any securities on margin or effect short sales, except that the Funds may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Funds of initial or variation margin in connection with options, futures contracts and options on future contracts will not be considered the purchase of a security on margin.

3. Knowingly purchase securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, if such purchase will result in more than 15% of the value of its assets (taken at market value) then being invested in such securities. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Funds from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere. If through
(i) the appreciation of portfolio  securities which are not readily  marketable,
(ii) the depreciation of other investments of the Funds, or (iii) the sale of assets to meet redemptions, the Funds should be in a position in which more than 15% of the value of their assets are invested in securities which are not readily marketable, the Funds will consider what steps, if any, to take to protect against the resulting illiquidity.

4. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of the Adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

5. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund as defined in the 1940 Act.

Unless otherwise specified, if a percentage restriction on an investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar event (such as a reduction in the size of the Funds occasioned by the redemption of shares) will not be considered a violation of the Funds' investment restrictions.

Disclosure of Portfolio Holdings

The Funds' policies and procedures with respect to the Funds' portfolio securities ("Portfolio Holdings") require that the Funds and the Adviser may only disclose Portfolio Holdings where such disclosure is consistent with the antifraud provisions of the federal securities laws and, in the case of the Adviser, the Adviser's fiduciary duties. Disclosure of Portfolio Holdings to third parties, including affiliates of the Funds and the Adviser, is permissible only when the Funds or the Adviser has a legitimate business purpose for doing so and, in cases where the Portfolio Holdings constitute non-public, material information, the recipients are subject to a duty of confidentiality, including a duty not to trade on the information.

The Funds' Portfolio Holdings policies and procedures are applied similarly to the following categories of persons: individual and institutional investors, intermediaries that distribute the Funds' shares (currently only the
Distributor), affiliated persons of the Funds and the Adviser, third party service providers, and rating and ranking organizations.

It is the Funds' policy to publicly disclose Portfolio Holdings as of the end of the second and fourth quarters of each fiscal year in the Funds' semi-annual and annual reports to stockholders. The Funds also disclose Portfolio Holdings as of the end of the first and third quarters of each fiscal year in Form N-Q filings with the SEC. All reports to stockholders and all Form N-Q filings to the SEC are made within 60 days after the end of the applicable quarter. In addition, the Funds disclose Portfolio Holdings to certain rating and ranking organizations that specialize in providing information to investors to assist them in evaluating and comparing mutual funds. Such disclosures are made on a quarterly basis on or after the 25th day of the month following the end of the quarter. Portfolio Holdings with respect to individual securities may be disclosed to regulators and to issuers to comply with regulatory requirements, and to broker-dealers for purposes of valuing Portfolio Holdings or to solicit bids on Portfolio Holdings.

Affiliated persons of the Funds and the Adviser and third party service providers (including the Funds' Custodian, Fund Accountant, Administrator, proxy voting vendor, independent accountants and legal counsel) have access to the Funds' Portfolio Holdings in the performance of their duties to the Funds and the Adviser and are subject to confidentiality obligations. In addition, the

Adviser  and  the  employees,   officers  and  directors  of  the  Adviser,  the
Distributor and the Funds are subject to a code of ethics that prohibits the misuse of information regarding Portfolio Holdings. The Adviser monitors compliance with the code of ethics and reports at least annually on such compliance matters to the Company's Board of Directors. The Custodian, Fund Accountant and Administrator are each subject to a code of ethics that prohibits the misuse of client information.

The Funds, the Adviser and the Distributor receive no compensation or other consideration from any party in connection with the disclosure of the Funds' Portfolio Holdings. The Adviser's Chief Compliance Officer and the Funds' Chief Compliance Officer are authorized to approve disclosure of the Funds' Portfolio Holdings. The Board of Directors oversees the disclosure of Portfolio Holdings by adopting and reviewing policies and procedures relating to such disclosure (including the code of ethics of the Adviser, the Distributor and the Funds) and reviewing reports on the design and implementation of these policies and procedures from the Adviser's Chief Compliance Officer and the Funds' Chief Compliance Officer.

Net Asset Value

The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Funds understand that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays in 2005: New Year's Day, Martin Luther King, Jr.'s Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (observed 12/26/05).

Equity securities traded on an exchange or on the NASDAQ National Market are valued at the closing price. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market are valued at the mean of the closing bid and asked prices on the over-the-counter market. If there is no price on the valuation date for foreign registered shares, the shares will be valued according to the following formula: (the last price of the foreign registered shares) times (the last local price divided by the local price on the same day as the foreign registered shares were last priced).

Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more pricing services or by one or more bona fide market-makers as of the closing of the relevant market. The Funds use independent pricing services to provide market prices for most of their equity and debt securities. These pricing services generally disclaim liability in the event of a pricing error.

Exchange-traded options other than index options are valued at the mean of the highest closing bid and lowest closing asked prices on that day. Exchange-traded index options are valued at the last sale price if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Funds write an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by the Funds is exercised, the proceeds are increased by the premium received. If a call option written by the Funds expires, the Funds have a gain in the amount of the premium. If the Funds enter into a closing purchase transaction, the Funds will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Funds is exercised, the amount the Funds receive on sale of the underlying investment is reduced by the amount of the premium paid by the Funds.

Futures contracts are valued at the last settlement price as of the close of the commodity exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 A.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

All prices (except for exchange-traded options other than index options) are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Directors has delegated to the Funds' Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. As described more fully in the Prospectus, if market quotations are not readily available, including circumstances in which a significant event would indicate that the market quotation of a security is not reliable, securities are valued at fair value as determined in good faith in accordance with procedures approved by the Funds' Board of Directors.

Investments in privately held companies will be valued at fair value. The factors that will be considered in determining fair value include, but are not limited to, the initial cost of the investment, any market for the security and any contractual or legal restriction limiting resale. When the Fund holds securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale.

Fair value represents a good faith approximation of the value of an asset. The fair value of an asset may not, in retrospect, be the price at which that asset could have been sold during the period in which the particular fair value was used in determining the Fund's net asset value.

Purchase, Exchange and Redemption of Shares

A stockholder may purchase, redeem or exchange shares on any day the NYSE is open, as provided in the Prospectus.

Good Order. Subject to the provisions of the Customer Identification and Verification/Anti-Money Laundering Program described below, a purchase, redemption or exchange request is deemed to be received in good order when all required paperwork, stock powers, monies, signatures and signature guarantees are received by the transfer agent, or an authorized broker or its designee.

Authorized Brokers. The Funds have authorized one or more brokers to receive purchase and redemption orders, and to designate other intermediaries to receive such orders, on its behalf. Subject to the provisions of the Customer Identification and Verification/Anti-Money Laundering Program described below, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or designee receives the order. Orders will be priced at the net asset value per share next determined after receipt by an authorized broker or designee in good order.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, and other information or documents that will allow us to identify you. If you do not supply the required information, the Funds and/or their agents will attempt to contact you or, if applicable, your broker. If the Funds cannot obtain the required information within a time frame established in our sole discretion, your application will be rejected.

When your application includes all required information and is otherwise in good order, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in good order. The Funds may reject your application for any reason, including the reasons described under their Anti-Money Laundering Program. See Anti-Money Laundering Program below. If your application is accepted, the Funds and/or their agents will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Funds and/or their agents will attempt to verify your identity within a time frame established in our sole discretion. If the Funds and/or their agents cannot do so, the Funds reserve the right to close your account at the net asset value per share next calculated after the Funds decide to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on the sale of your Fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See Anti-Money Laundering Program below.

In certain instances, the Funds may collect documents to fulfill their legal obligation to verify your identity. Documents provided in connection with your application will be used solely to verify your identity, and the Funds will have no obligation to observe, monitor or enforce the terms of any such document.

Anti-Money Laundering Program. Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive the proceeds of the redemption of your shares if the Funds are required to withhold such proceeds.

Certificates and Stock Powers. Because of the costs and risks involved to stockholders of holding shares in certificate form, any shares purchased will be held by the transfer agent and not issued in certificate form unless a certificate is requested by the stockholder. In the case where a certificate is issued and the stockholder requests a redemption, the certificate and a stock power endorsed by the stockholder exactly as the shares are registered must be returned to the Funds' transfer agent before the redemption request will be processed.

Signature Guarantee. Some redemption requests may require a signature guarantee depending on the amount being requested and where the proceeds are to be sent. A signature guarantee is a widely accepted way to protect stockholders and the Funds by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMP") endorsed by the Securities Transfer Association. To find out if a redemption request requires a signature guarantee, please contact the Funds' transfer agent at 800-541-4366.

Systematic Withdrawal Plan. A stockholder or the Funds may terminate the Systematic Withdrawal Plan at any time upon written notice to the other. The Plan will also be terminated by the Funds' transfer agent on receipt of satisfactory evidence of a stockholder's death or incapacity. Until it has received such notice, the Funds' transfer agent will not be liable for any deductions or payments made in accordance with the Plan.

Telephone Transactions. Interruptions in telephone service may mean that a stockholder will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, a stockholder should mail or send by overnight delivery a written request directly to the Funds' transfer agent. By making telephone exchanges or redemptions a stockholder may be giving up a measure of security that he or she may have had if such transactions had been in writing. The Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and their transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For the stockholders' protection, the Funds' transfer agent records all telephone calls. Exchanges by telephone can only be made between accounts with identical registrations and only if a stockholder's account registration has not changed within 30 days. Redemption proceeds are sent only to a stockholder's registered address or to a bank account previously designated by the stockholder. It is also the Funds' policy to mail a written confirmation to stockholders at their address of record within five business days after any telephone transaction. The Funds or their transfer agent may refuse to honor any telephone transaction request if the Funds or their transfer agent believes, for any reason, that the request is unauthorized. Stockholders will be promptly notified of any refused telephone transaction request. Neither the Funds nor their transfer agent will be liable for following telephone instructions that the Funds' transfer agent reasonably believes to be genuine. Since stockholders may bear the risk of loss in the event of an unauthorized telephone transaction, they should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.

Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to stockholders at any time. Shares held by a Keogh plan or IRA and shares issued in certificate form are not eligible for telephone exchange or redemption.

Distributions and Taxes

Each Fund believes that it has qualified as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for the fiscal year ended September 30, 2004, and intends to be able to continue to so qualify in future years. Qualification as a RIC allows a Fund to qualify for "pass-through" treatment under the federal income tax laws, which means the Fund, subject to certain conditions and requirements, will not be subject to U.S. federal income tax on amounts it distributes to stockholders.

To qualify as a RIC, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other sources, (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its total assets is represented by cash and cash items, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government obligations, securities of other regulated investment companies or the securities of other regulated investment companies), and (c) distribute in each year at least 90% of its taxable and net tax-exempt income to stockholders.

For any year in which it does not qualify as a RIC, (a) a Fund will be taxed as an ordinary corporation, (b) distributions to stockholders will not be deductible by the Fund in computing taxable income, and (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to stockholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains). Should a Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 15% of its net undistributed dividend and interest income.

RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally has to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. Each Fund intends to make sufficient distributions each year to avoid imposition of the excise tax.

Events subsequent to a dividend or distribution may cause the dividend or distribution to be recharacterized, in whole or in part, for U.S. federal income tax purposes. For example, if a Fund incurs foreign currency losses that eliminate its tax-basis "earnings and profits," then distributions made during the year may be recharacterized as return of capital distributions for U.S. income tax purposes, rather than income distributions, thereby reducing each stockholder's basis in his or her Fund shares.

Hedging and Other Transactions. The Value Fund and the Growth Fund are currently authorized to invest in or write Options, Futures Contracts, Options on Futures Contracts and Swaps to hedge against changes in stock prices and market movements, as a substitute for an underlying investment, to facilitate trading and to reduce transaction costs. The Equity Fund and the Bond Fund are currently authorized to engage in Forward Contracts and to invest in or write Options, Futures Contracts, Options on Futures Contracts and Swaps to hedge against changes in interest and foreign currency exchange rates and market movements and as a substitute for an underlying investment. Collectively, these transactions are referred to as "Hedging Transactions." Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any Section 1256 contracts that are held by the Funds at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.

Generally, any Hedging Transactions undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Funds. For example, Hedging Transactions may convert gains, which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to stockholders. In addition, any losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation unclear, the tax consequences to the Funds of Hedging Transactions are uncertain.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and that will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in Hedging Transactions.

In addition, under the "conversion transaction" provisions of the Code, certain gains derived from the Funds' hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. While some regulations have been issued under these provisions, the application of these provisions is expected to be further defined by additional regulations to be issued by the Treasury Department. The Adviser will take these provisions, regulations and any subsequent regulations into account in assessing the hedging and other strategies of the Funds.

The diversification and income requirements applicable to the Funds' assets and other restrictions imposed on the Funds by the Code may limit the extent to which the Funds will be able to engage in transactions in Forward Contracts, Options, Futures Contracts or Options on Futures Contracts or Swaps.

Currency Fluctuations -- "Section 988" Gains or Losses (Equity Fund and Bond Fund only). Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Equity Fund or the Bond Fund accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts, Options on Futures Contracts or Swaps are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

Certain Foreign Tax Consequences. Foreign securities, such as those purchased by the Funds, may be subject to foreign taxes that could reduce the yield on such securities, although a stockholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations.

Dividends and interest received by the Funds in connection with foreign securities investments may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Some investments made by the Funds may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Funds in PFICs could accelerate stockholders' taxation, alter the timing or characterization of certain distributions to stockholders or subject the Funds to federal income tax or other charges in certain circumstances.

Federal Income Tax Rates. Currently, the maximum individual tax rate applicable to ordinary income is 35% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual tax rate applicable to net capital gains is 15% (20% for dispositions before May 6, 2003); and the maximum corporate marginal tax rate applicable to ordinary income and capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). The Jobs and Growth Tax Relief and Reconciliation Act of 2003 also created a new 15% rate for qualifying dividends received after December 31, 2002. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Backup Tax Withholding. Certain stockholders may be subject to backup tax withholding at a 28% rate. Generally, a stockholder will be subject to backup withholding if the stockholder fails to provide the Funds with its correct taxpayer identification number, or if the IRS notifies the Funds that the stockholder has underreported interest or dividends. In addition, stockholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Funds must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the application at the end of the Prospectus.

The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Funds. Investors are urged to consult their own tax advisors to determine the effect of investment in the Funds upon their individual tax situations.

Directors and Officers

The management of the Company, including the general overall supervision of the Funds' portfolio transactions, is the responsibility of the Board of Directors. Certain information about the Directors and officers of the Company is set forth below:

----------------------------- ------------------------- -------------------------------- ------------------------
Name, Age                     Position(s) Held with     Principal Occupation(s) During   Other Public Company
Address                       the Company;              Past Five Years                  Directorships Held by
Director/Officer Since(1)     (Number of Funds                                           Director
                              Overseen by Each
                              Director)

----------------------------- ------------------------- -------------------------------- ------------------------
Disinterested Directors:
----------------------------- ------------------------- -------------------------------- ------------------------
Shirley Liu Clayton, 67       Director (4)              9/03-present: President and      Metro Corp.
P.O. Box 7497                                           CEO, Abmaxis, Inc.               Bancshares Inc.,
Menlo Park, CA 94025                                    (biotechnology)                  Metrobank
June, 1987(2)                                           2/00 - 8/03:  CFO, CBYON
                                                        (medical technology)
                                                        1/99-1/00:  President, Raven
                                                        Biotechnologies
                                                        (biotechnology)
                                                        5/98-1/99: CFO, Orquest
                                                        (biotechnology)
                                                        6/93-1/98:  President,
                                                        TopoMatrix
                                                        (microscopes)
----------------------------- ------------------------- -------------------------------- ------------------------
Edward H. Martin, 74          Director (4)              1/00-present:  President, E.H.   None
729 Guadalupe Ave.                                      Martin Associates, Inc.
Coronado, CA   92118                                    (private investments)
December, 2004                                          6/89-present: Vice Admiral US
                                                        Navy (Retired)
----------------------------- ------------------------- -------------------------------- ------------------------
James C. Van Horne, 69        Director (4)              1965-present: A.P. Giannini      Montgomery Street
Stanford University                                     Professor of Finance, Stanford   Income Securities,
Graduate School of Business                             University                       Inc.,
350 Memorial Way                                                                         Suntron Corporation
Stanford, CA 94305
June, 1979(2)

----------------------------- ------------------------- -------------------------------- ------------------------

----------------------------- ---------------------------- ----------------------------- ------------------------
Name, Age                     Position(s) Held with        Principal Occupation(s)       Other Public Company
Address                       Company;                     During Past Five Years        Directorships Held by
Director/Officer Since1       (Number of Funds                                           Director
                              Overseen by Director)
----------------------------- ---------------------------- ----------------------------- ------------------------
Interested
Directors/Officers:
----------------------------- ---------------------------- ----------------------------- ------------------------
Peter M. Hill(3,4), 53        Chairman & Director (4)      Director and Chief            None
Bailard                                                    Investment Officer,
950 Tower Lane                                             Bailard, Inc.
Suite 1900                                                 Director, Bailard Fund
Foster City, CA 94404                                      Services, Inc.
June,1992
----------------------------- ---------------------------- ----------------------------- ------------------------
Burnice E. Sparks, Jr.(3,4),  President & Director (4)     Director and President,       None
56                                                         Bailard, Inc.
Bailard                                                    Director, CEO and Chief
950 Tower Lane,                                            Compliance Officer, Bailard
Suite 1900                                                 Fund Service, Inc
Foster City, CA 94404
February, 1992
----------------------------- ---------------------------- ----------------------------- ------------------------
Barbara V. Bailey(4), 46      Treasurer &                  Executive Vice President      N/A
Bailard                       Interim Chief                and Chief Financial
950 Tower Lane                Compliance                   Officer, Bailard, Inc.
Suite 1900                    Officer                      Treasurer and Secretary,
Foster City, CA 94404                                      Bailard Fund Services, Inc.
September, 1996(5)
----------------------------- ---------------------------- ----------------------------- ------------------------
Janis M. Horne, 49            Secretary                    Senior Vice President and     N/A
Bailard                                                    Chief Compliance Officer,
950 Tower Lane                                             Bailard, Inc.
Suite 1900                                                 Registered Principal,
Foster City, CA 94404                                      Bailard Fund Services, Inc.
June, 1990
----------------------------- ---------------------------- ----------------------------- ------------------------

1 All Directors serve until the next annual meeting and their successors are elected and qualify, or until their earlier resignation, death or removal. All officers serve at the discretion of the Board of Directors.

2 Includes time spent as a Director of Bailard, Biehl & Kaiser International Fund, Inc., the Company's predecessor.

3 "Interested persons" of the Company, as defined in the 1940 Act, by reason of being officers and directors of Bailard, Inc., the Company's adviser, and Bailard Fund Services, Inc., the Company's distributor.

4 Each is an officer and/or director of one or more of the following: BB&K Holdings, Inc.; Bailard, Biehl & Kaiser Real Estate Investment Trust I, Inc.; Bailard Real Estate Investment Trust II, Inc.; Bailard General Partners I, Inc.; Bailard, Biehl & Kaiser Technology Exchange Fund, LLC; and Bailard, Biehl & Kaiser Tapestry Offshore Fund, Ltd.

5 Interim Chief Compliance Officer since September, 2004.

The following table sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 2004.

                                                 Compensation Table

  --------------------------- ---------------- ----------------------- ------------------- -----------------------


                                               Pension or Retirement       Estimated         Total Compensation
                                 Aggregate      Benefits Accrued as          Annual        From Company and Fund
        Name of Person         Compensation       Part of Company         Benefits Upon         Complex(1)
         and Position          From Company           Expenses           Retirement         Paid to Directors
  --------------------------- ---------------- ----------------------- ------------------- -----------------------
  Peter M. Hill               $0(2)                     $0                     $0                  $0
  Director
  --------------------------- --------------- ------------------------ ------------------- -----------------------

  Burnice E. Sparks, Jr.      $0(2)                     $0                     $0                  $0
  Director
  --------------------------- --------------- ------------------------ ------------------- -----------------------

  Shirley L. Clayton          $28,000(3)                $0                     $0                  $28,000
  Director
  --------------------------- --------------- ------------------------ ------------------- -----------------------

  Scott F. Wilson             $28,000(3)                $0                     $0                  $28,000
  Director(4)
  --------------------------- --------------- ------------------------ ------------------- -----------------------

  James C. Van Horne          $28,000(3)                $0                     $0                  $28,000
  Director

  --------------------------- --------------- ------------------------ ------------------- -----------------------

  Edward H. Martin            $0                        $0                     $0                  $0
  Director(5)
  --------------------------- --------------- ------------------------ ------------------- -----------------------

1 A Fund Complex consists of registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. During the fiscal year ended September 30, 2004, the Company comprised the Fund Complex.

2    Does not  include  fees  paid to the  Adviser  pursuant  to the  Management
     Agreement  as  described  below  under   "INVESTMENT   ADVISORY  AND  OTHER
     SERVICES".

3 Consists of a $20,000 annual Director fee plus $2,000 for each Board meeting attended in person.

4    Mr.  Wilson  resigned as a Director of the Company  effective  December 16,
     2004.

5 Mr. Martin was appointed as a Director of the Company effective December 16, 2004.

The Company(1) reimburses each Director for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company also reimburses other travel expenses of Directors and officers, including international travel expenses, incurred incident to the performance of duties as a Director or officer.

 The Board of Directors of the Company has one standing committee, the Audit Committee (the "Committee"). The Committee, which met twice during the fiscal year ended September 30, 2004, currently consists of the Disinterested Directors, Shirley L. Clayton, Edward H. Martin and James C. Van Horne. The functions of the Audit Committee are to provide oversight regarding the Company's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Company's principal service providers; provide oversight regarding the quality and objectivity of the Company's financial statements and the independent auditor thereof; and act as a liaison between the Company's independent auditors and the full Board of Directors.

The following table provides information about the Directors' beneficial ownership of Fund shares as of December 31, 2004.

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                            Aggregate
                                                                                            Dollar Range of
                                                                                            Equity
                                                                                            Securities in
                                                                                            All Registered
                                                                                            Investment
                                                                                            Companies
                                                                                            Overseen by
                    Dollar Range of   Dollar Range of   Dollar Range of   Dollar Range of   Director in
                    Equity            Equity            Equity            Equity            Family of
                    Securities in     Securities in     Securities in     Securities in     Investment
Name of Director    the Value Fund    the Growth Fund   the Equity Fund   the Bond Fund     Companies*
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
Peter M. Hill        $10,001-50,000    $10,001-50,000   $50,001-100,000    $10,001-50,000    Over $100,000

------------------- ----------------- ----------------- ----------------- ----------------- -----------------

Burnice E.           Over $100,000     Over $100,000     Over $100,000     Over $100,000     Over $100,000
Sparks, Jr.
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

Shirley L. Clayton        None              None              None              None              None
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

Edward H. Martin          None              None              None              None              None
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

James C. Van Horne        None              None         $10,001-50,000         None         $10,001-50,000
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

* For purposes of this table, "family of investment companies" refers to the four Funds.

Investment Advisory and Other Services

Management Agreement

The Funds have entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Inc., a California corporation (the "Adviser" or "Bailard "), for investment advisory and certain portfolio transaction and administrative services dated October 1, 1993, as amended on December 19, 2000. The Adviser, subject to the general supervision of the Company's Board of Directors, is responsible for the overall management of the Funds' portfolios in accordance with the Funds' investment objectives, policies and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Funds, including the oversight of the various agents, records and reports of the Funds.

Under the Management Agreement, the Value Fund and the Growth Fund each pays the Adviser a monthly fee calculated at annual rate equal to 0.75%, the Equity Fund 0.95% and the Bond Fund 0.60%, of the Fund's respective average daily net assets. While the rates for the Equity Fund and the Bond Fund may be higher than the rates charged by most other advisers, the Funds believe that they are justified by the complexity of investing in multiple international markets and engaging in Hedging Transactions and by the administrative services provided by the Adviser. The separate advisory fees payable to the Adviser by its advisory clients are reduced to an amount not less than zero by an approximation of the amount of fees it receives from the Funds attributable to the assets of its advisory clients.

In approving the continuation of the Management Agreement on December 16, 2004, the Board of Directors of the Company considered, among other factors: the experience and key management and other personnel of the Adviser; the terms of the Management Agreement; the nature, extent and quality of the advisory, administrative and distribution services provided to the Funds by the Adviser and its affiliates; the Funds' investments in iShares funds; the investment results achieved by the Adviser for the Funds; the Adviser's attention to compliance issues; the fees and other benefits (including soft dollar benefits) to be received by the Adviser from the Funds; the expenses and expense ratios of the Funds; comparable performance and expense information concerning other funds and other clients of the Adviser; the financial condition of the Adviser; an analysis of the Adviser's profits, and the potential for the Adviser to realize economies of scale, from its business with the Funds; the fact that substantially all Fund stockholders are advisory clients of the Adviser; and the fact that the separate advisory fees payable to the Adviser by its advisory clients are generally reduced by the fees the Adviser receives from the Funds.

The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Directors of the Company or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Funds and terminates automatically upon its assignment (as defined in the 1940
Act).

The Adviser has granted the Funds the right to use the designation "Bailard " in its name and has reserved the right to withdraw its consent to the use of such designation by the Funds under certain conditions, including the condition that Bailard ceases to act as the Funds' investment adviser, and to grant the use of such name to others, including any other investment company.


Expenses of the Funds

The Funds pay all of their own expenses (except for those expressly to be paid by the Adviser), including without limitation the following: organization costs, taxes, investment management fees, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses and statements of additional information, charges of the Funds' custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of redemption of the Funds' shares, Securities and Exchange Commission fees, expenses of registering the Funds' shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other similar expenses.

For the fiscal years ended September 30, 2002, 2003 and 2004, the Value Fund paid the Adviser investment management fees of $551,866, $467,778, and $550,180, the Growth Fund paid investment management fees of $428,047, $466,816 and $518,005, the Equity Fund paid investment management fees of $977,391, $927,905 and $1,434,464 and the Bond Fund paid fees of $583,433, $429,925 and $343,904, respectively.

The Adviser pays certain expenses incurred in the Funds' day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Funds, from time to time, the Adviser directly pays certain expenses of the Funds (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Funds. Disbursements by the Adviser on behalf of the Funds and their subsequent reimbursement by the Funds are effected only upon the prior approval of an officer of the Company. For the fiscal years ended September 30, 2003 and 2004, the Value Fund reimbursed the Adviser $33,675 and $12,858, the Growth Fund reimbursed the Adviser $32,616 and $11,814, the Equity Fund reimbursed the Adviser $41,196 and $25,075, and the Bond Fund reimbursed the Adviser $32,729 and $11,026, respectively.

Other Services

Bailard Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404 (the "Distributor"), is a registered broker/dealer and serves as the sole distributor for the Funds' shares pursuant to an agreement with the Funds. The Distributor is obligated to use its best efforts lawfully and properly to promote the sale of the Funds' shares, which are offered on a continuous basis. The Distributor receives no commissions or other compensation from the Funds. The Funds' shares may also be purchased directly from the Funds.

The Distributor is a wholly-owned subsidiary of the Adviser, which in turn is a wholly-owned subsidiary of BB&K Holdings, Inc. ("Holdings"). Holdings may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard, the Chairman of the Adviser and the Distributor, and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings.

Prior to June 1, 2002, the Company, on behalf of the Funds, had entered into an Administration Agreement dated as of October 1, 1991, as amended, with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), 2020 E. Financial Way, Suite 200, Glendora, California 91741. Pursuant to such agreement, U.S. Bancorp provided certain administrative services in connection with the management of the Funds' operations. As compensation for such services, the Company and the Fund Group paid U.S. Bancorp a total annual fee of $162,500, which was pro-rated between the Funds and the Fund Group on the basis of the net asset value of each fund. Since June 1, 2002, administrative services have been provided by Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109. Such services include: (i) financial administration services, such as Treasurer's support and tax services (including assistance with the preparation of stockholder reports and the analysis of certain financial data); (ii) legal administrative support, including regulatory and consultative services (such as helping to prepare amendments to the Funds' registration statement, any proxy materials and other forms and reports to be filed with the SEC); and (iii) compliance services, including monitoring compliance with the Funds' investment policies and restrictions. As compensation for these services, the Company pays Brown Brothers 0.03% of each Fund's net assets, subject to an annual minimum fee of $30,000 per Fund, in addition to out-of-pocket expenses. For the fiscal years ended September 30, 2002, 2003 and 2004, the Value Fund paid Brown Brothers administrative service fees of $76,688, $74,488 and $75,000, the Growth Fund paid administrative service fees of $75,467, $73,647 and $75,000, the Equity

Fund paid administrative service fees of $90,640, $67,442 and $94,671, and the Bond Fund paid administrative service fees of $89,347, $68,487, and $75,000, respectively.

On July 2, 2004, the Funds entered into a Compliance Administration Agreement with Brown Brothers. Pursuant to such agreement, Brown Brothers provides certain compliance administration services including assisting the Funds and the Funds' Interim Chief Compliance Officer with compliance with Rule 38a-1 under the 1940 Act. No fees were paid by the Funds for these services during the fiscal year ended September 30, 2004.

Brown Brothers acts as Custodian of the Funds' assets, and has been authorized to cause securities and other assets of the Funds to be held in separate accounts with various subcustodians in conformity with Section 17(f) of the 1940 Act and the rules thereunder. As part of the Custodian Agreement, the Funds' Custodian has agreed to act as the Funds' financial agent, and will maintain certain books and records for the Funds, perform the calculations necessary to compute the value of the Funds' investment securities and other assets and the net asset value of the Funds' shares, confirm all share purchases and redemptions to the Funds' transfer agent, provide financial reports to the Funds necessary to prepare its financial statements, and provide additional services of a similar nature. For services performed by the Custodian for the fiscal years ended September 30, 2002, 2003 and 2004, the Value Fund paid the Custodian $19,602, $44,395 and $70,057, the Growth Fund paid the Custodian $15,168, $39,045 and $33,374, the Equity Fund paid the Custodian $153,498, $187,034 and $297,555, and the Bond Fund paid the Custodian $40,175, $55,974 and $46,141, respectively.

Prior to November 18, 2002, transfer agent and dividend paying agent services were provided by J.P. Morgan Investor Services Co. ("JPMIS"), P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of J.P. Morgan Chase & Co. JPMIS also filed applications under state law to register the Funds' shares for sale, and to register the Company and/or the Company's officers to sell the Funds' shares. For services performed by JPMIS for the fiscal years ended September 30, 2002 and 2003, the Value Fund paid JPMIS $37,996 and $6,241, the Growth Fund paid JPMIS $37,997 and $5,696, the Equity Fund paid JPMIS $30,326 and $5,603, and the Bond Fund paid JPMIS $29,720 and $5,192, respectively. Since November 18, 2002, transfer agent and dividend paying agent services have been provided by Forum Shareholder Services, LLC ("Forum"), P.O. Box 446, Portland, ME 04112. Forum also prepares applicable filings to register the Funds' shares for sale with the various states and other securities commissions and maintains an anti-money laundering program for the Funds. For services performed by Forum during the fiscal years ended September 30, 2003 and 2004, the Value Fund paid Forum $28,654 and $43,226, the Growth Fund paid Forum $ 27,524 and $42,490, the Equity Fund paid Forum $32,036 and $44,210, and the Bond Fund paid Forum $27,913 and $43,379, respectively.

PricewaterhouseCoopers LLP serves as the Funds' independent registered public accounting firm, providing audit services, including review and consultation in connection with various filings by the Funds with the Securities and Exchange Commission and tax authorities.

Personal Securities Transactions

Officers, Directors and employees of the Company, the Distributor and the Adviser are permitted to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. To address potential conflicts with the interests of the Funds that might arise from personal securities transactions, the Company, the Distributor and the Adviser have adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act.

Proxy Voting Policies

The Board of Directors of the Company has delegated to the Adviser the voting of the Funds' portfolio securities. The Adviser has adopted policies and procedures that are reasonably designed to ensure that securities held by its clients, including the Funds, are voted in the best interests of its clients. In seeking to avoid material conflicts of interest, the Adviser has adopted detailed U.S. and international proxy voting guidelines that limit its discretion in voting proxies on behalf of its clients. The Adviser also has engaged Investor

Responsibility Research Center ("IRRC"), a third party service provider, to vote the Funds' and certain of its other clients' proxies in accordance with its proxy voting guidelines. The Funds pay their pro-rata share of the cost of services provided by IRRC.

The Adviser's proxy voting guidelines generally call for it to vote:

     1.   For  changes in  corporate  governance  structures  unless it believes
          those  changes  would   adversely   affect   longer-term   shareholder
          interests;

     2. For compensation plans and amendments to compensation plans if it believes the compensation plans can motivate employees to act in the interests of shareholders without unduly diluting the existing shareholders' interest in a company; and

     3. Against proposals that would try to effect social or political reform through corporate actions.

The Adviser has reserved the right to vote on certain matters on a case-by-case basis and matters for which there are no guidelines. Proxies will not be voted when the shareholder would be blocked from trading while the vote is pending (in certain foreign countries), when the Adviser may have a material conflict of interest and the vote on a particular matter is not specified by the guidelines, and when the Adviser otherwise determines that the cost of voting a proxy outweighs its benefit. In the case of certain investment company shares held by the Funds, proxies may be voted in the same proportion as the other holders of those investment companies. See "Investment Companies."

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-882-8383; and (2) on the SEC's website at http://www.sec.gov.

Brokerage

The Funds pay brokerage commissions, and incur markups and markdowns on principal transactions, in connection with purchases and sales of portfolio securities. The Adviser is responsible for the allocation of brokerage commissions and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Funds to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Funds could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Funds. Research services that could be provided include: written and verbal research in personal and electronic formats; geopolitical, market and securities data; trading pricing services; and other data and information useful to the Adviser's portfolio managers. The Funds may also place orders for securities transactions with its Custodian in return for a discount on the Funds' custodial fees. This practice will have the effect of reducing the amount of expenses reported in the Funds' financial statements. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Funds with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services of value are provided by brokers through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Funds. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Funds. It is not the Funds' practice to allocate portfolio securities business on the basis of sales of their shares. For the fiscal year ended September 30, 2004, the Adviser estimates that the Value Fund paid $130,767 in brokerage commissions, involving $63,620,327 of portfolio transactions, to brokers with whom the Adviser had an arrangement to receive research or related services, the Growth Fund paid $49,776 in brokerage commissions, involving $31,862,570 of portfolio transactions, to such brokers, and the Equity Fund paid $430,788 in brokerage commissions, involving $132,419,931 of portfolio transactions, to such brokers. The Bond Fund did not pay commissions to any such brokers for the fiscal year ended September 30, 2004.

There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Funds' investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Adviser believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. The Adviser has adopted a Trade Allocation Policy to ensure that all clients will be treated fairly when trades are aggregated.

In regard to any investments in privately held companies, the Value Fund and the Growth Fund may pay placement fees to independent consultants or brokers for access to these investments.

No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Funds or indirectly affiliated with the Funds through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from the Funds' portfolio transactions.

For the fiscal years ended September 30, 2002, 2003 and 2004 the Value Fund paid brokerage commissions of $206,892, $191,658 and $208,815, on portfolio transactions of approximately $72,324,014, $85,857,677 and $128,124,657, the
Growth Fund paid brokerage commissions of $114,486, $173,815 and $53,033, on portfolio transactions of approximately $41,254,613, $78,723,674 and $33,708,473, and the Equity Fund paid brokerage commissions of $556,697, $306,360 and $764,360, respectively, on portfolio transactions of approximately, $153,661,070, $75,428,881 and $214,516,954, respectively. For the fiscal year ended September 30, 2004, the Bond Fund paid brokerage commissions of $2,330, on portfolio transactions of approximately $5,068,951. The Bond Fund did not pay any brokerage commissions prior to fiscal year ended September 30, 2004. The Equity Fund paid more in brokerage commission during the fiscal year ended
September 30, 2004 due to an increase in the volume of its portfolio transactions. The Growth Fund paid less in brokerage commissions during the fiscal year ended September 30, 2004 due to a decline in the volume of its portfolio transactions. The Bond Fund paid brokerage commissions during the fiscal year ended September 30, 2004 because it purchased preferred stock.

During the fiscal year ended September 30, 2004, the Value Fund experienced a higher portfolio turnover rate of 76% compared to its portfolio turnover rate of 65% during the fiscal year ended September 30, 2003, the Growth Fund experienced a lower portfolio turnover rate of 14% as compared to its portfolio turnover rate of 62% during the fiscal year ended September 30, 2003, the Bond Fund experienced a higher portfolio turnover rate of 49% as compared to its portfolio turnover rate of 31% during the fiscal year ended September 30, 2003, and the Equity Fund experienced a higher portfolio turnover rate of 69% as compared to its portfolio turnover rate of 39% during the fiscal year ended September 30, 2003. The Value Fund's portfolio turnover rate increased because it changed its benchmark during the fiscal year ended September 30, 2004. The Adviser believes that the Value Fund's portfolio turnover rate is likely to decrease in fiscal year ending September 30, 2005 now that the benchmark conversion is complete.

The Growth Fund's portfolio turnover rate decreased during the fiscal year ended September 30, 2004 because in a more volatile year, the Adviser felt there was less opportunity to add value by buying or selling securities. In addition, the Growth Fund's portfolio was closely aligned with its benchmark and able to perform in line with expectations without having to incur increased turnover. The Bond Fund's portfolio turnover rate increased during the fiscal year ended September 30, 2004 due to asset allocation strategy changes made by the Adviser and the addition of securities to the Fund's portfolio that required more frequent adjustments to keep the Fund's portfolio at target duration levels. The Equity Fund's portfolio turnover rate increased during the fiscal year ended September 30, 2004 because changes in the opportunities and risks across equity markets created more dynamic investment opportunities than in the previous fiscal year.

During the fiscal year ended September 30, 2004, the Value Fund acquired the securities of Piper Jaffray Cos., Inc., one of its regular brokers or dealers. As of the fiscal year ended September 30, 2004, the value of the Value Fund's aggregate holdings of the securities of Piper Jaffray Cos., Inc. was $277,000. During the fiscal year ended September 30, 2004, the Equity Fund acquired securities of ABN Amro Holdings NV, BNP Paribus SA, Deutsche Bank and Credit Suisse Group, each one of its regular broker or dealer. As of the fiscal year ended September 30, 2004, the value of the Equity Fund's aggregate holdings of the securities of ABN Amro Holdings NV, BNP Paribus SA, Deutsche Bank and Credit Suisse Group was $681,000, $812,000, $ 932,000 and $839,000, respectively. For this purpose, "regular broker or dealer" means one of the brokers or dealers that receive the greatest dollar amount of brokerage commissions from the Fund during the period.



Stockholder Information

As of December 31, 2004, all officers and Directors of the Company as a group held of record and beneficially less than 1% of the outstanding shares of each Fund As of December 31, 2004, the Arlin Trust (c/o ACM Investments, P.O. Box 620170, Woodside, CA 94062) held approximately 5.45% of the outstanding shares of the Value Fund, 5.94% of the outstanding shares of the Growth Fund and 5.06% of the outstanding shares of the Equity Fund. As of December 31, 2004, the Vadasz Family Foundation (23141 Maraglen Drive, Los Altos, CA 94024) held approximately 5.38% of the outstanding shares of the Bond Fund and ACM Aviation (1475 Airport Blvd., San Jose, CA 95110) held approximately 5.14% of the outstanding shares of the Bond Fund. No other stockholders held of record or, to the Funds' knowledge, beneficially in excess of 5% of the outstanding shares of any Fund on that date, nor, to the Funds' knowledge, were there any "control persons" of the Funds on that date.

Description of Capital Stock

The Funds are series within the Bailard Opportunity Fund Group, Inc., an open-end management investment company organized on June 12, 1990 as a Maryland corporation (the "Company"). Only one class of stock has been authorized for each Fund to date. Further series and classes may be added without stockholder approval.

The Company has authorized the issuance of up to 1,000,000,000 shares of Common Stock, with no par value, for each of the Value Fund and the Growth Fund. The Company has also authorized the issuance of up to 100,000,000 shares of Common Stock, par value $.0001, for the Equity Fund and up to 100,000,000 shares of Common Stock, no par value, for the Bond Fund. Currently, the Funds are each authorized to issue 100,000,000 shares of Common Stock. When issued, shares in the Funds will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.

Shares of each series are entitled to one vote for all purposes. Shares of each series and class vote as a single body with respect to matters, such as election of Directors, that affect all series and classes in substantially the same manner. As to matters affecting each series or class separately, such as approval of agreements with investment advisers, shares of each series or class vote as separate series or class. Shares of each series and class are entitled to dividends as determined by the Board of Directors and, upon liquidation, are entitled to receive the net assets of that series or class. Stockholders are entitled to require the Funds to redeem their shares, and the Funds may redeem shares under certain circumstances, as set forth under "Purchase, Exchange and Redemption of Shares." The transfer of shares, other than by redemption, is subject to restrictions in some jurisdictions.

The voting rights of the shares are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. In such event, the holders of the remaining shares voting will not be able to elect any Director. The Company is not required to hold annual meetings for the election of Directors or otherwise. Special meetings may be called by the Chairman of the Board, the Board of Directors, or the President or by stockholders entitled to cast at least 10% of the shares entitled to vote. The Company will assist in stockholder communications with respect to any meeting duly called by the holders of its shares.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series and class of stock that the Company is authorized to issue and the differences in the relative rights and preferences between the shares of each series and class to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series and class, will be furnished by the Company to any stockholder, without charge, upon request to the Secretary of the Company at its principal office.


Performance Data

The Funds may compute their average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation.


The annual compounded rate of total return for the Value Fund for the one-year period ended September 30, 2004 was 21.12%. The average annual compounded rate of total return for the Value Fund from its inception on May 30, 2001 to September 30, 2004 was 7.76%.

The annual compounded rate of total return for the Growth Fund for the one-year period ended September 30, 2004 was 7.64%. The average annual compounded rate of total return for the Growth Fund from its inception on May 30, 2001 to September 30, 2004 was -6.86%.

The annual compounded rate of total return for the Equity Fund for the one-year period ended September 30, 2004 was 21.95%. The average annual compounded rate of total return for the Equity Fund for the five-year period from September 30, 1999 to September 30, 2004 was 0.61%. The average annual compounded rate of total return for the Equity Fund for the ten-year period from September 30, 1994 to September 30, 2004 was 4.53%.

The annual compounded rate of total return for the Bond Fund for the one-year period ended September 30, 2004 was 2.52%. The average annual compounded rate of total return for the Bond Fund for the five-year period from September 30, 1999 to September 30, 2004 was 4.06%. The average annual compounded rate of total return for the Bond Fund for the ten-year period from September 30, 1994 to September 30, 2004 was 6.00%.

The average annual compounded rate of total return after taxes on distributions for the Value Fund for periods ended September 30, 2004 were as follows: 21.12% (one year) and 7.73% (since May 30, 2001 inception). The average annual compounded rate of total return after taxes on distributions and sale of fund shares for the Value Fund for periods ended September 30, 2004 were as follows:
13.73% (one year) and 6.66% (since May 30, 2001 inception).

The average annual compounded rate of total return after taxes on distributions for the Growth Fund for periods ended September 30, 2004 were as follows: 7.64% (one year) and -6.86% (since May 30, 2001 inception). The average annual compounded rate of total return after taxes on distributions and sale of fund shares for the Growth Fund for periods ended September 30, 2004 were as follows:
4.97% (one year) and -5.76% (since May 30, 2001 inception).

The average annual compounded rate of total return after taxes on distributions for the Equity Fund for periods ended September 30, 2004 were as follows: 21.57% (one year), -0.33% (five years) and 3.21% (ten years). The average annual compounded rate of total return after taxes on distributions and sale of fund shares for the Equity Fund for periods ended September 30, 2004 were as follows:
14.25% (one year), 0.19% (five years) and 3.30% (ten years).

The average annual compounded rate of total return after taxes on distributions for the Bond Fund for periods ended September 30, 2004 were as follows: 1.78% (one year), 2.35% (five years) and 3.48% (ten years). The average annual compounded rate of total return after taxes on distributions and sale of fund shares for the Bond Fund for periods ended September 30, 2004 were as follows:
1.63% (one year), 2.36% (five years) and 3.51% (ten years).

The above figures assume that all dividends and distributions by the Funds were reinvested at net asset value on the reinvestment dates.

These figures represent past performance and an investor should be aware that past performance is no indication of future results, and that the investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The after-tax figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. An investor's after-tax return will depend upon the investor's individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.


Financial Statements

Incorporated by reference herein are portions of the Funds' Annual Report to stockholders for the fiscal year ended September 30, 2004 under the headings:
"SCHEDULE OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS," "NOTES TO FINANCIAL STATEMENTS," and "REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM." Copies of the Annual Report are available upon request and without charge by contacting Bailard Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404, (800) 882-8383.


The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Company's registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

Appendix A
Bond, Commercial Paper, Preferred Stock and Municipal Debt Ratings

Bonds

Moody's Investors Service, Inc. ("Moody's"): Bonds rated Aaa by Moody's are judged by Moody's to be of the highest quality by all standards. Together with bonds rated Aa, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well. They are still considered investment grade bonds.

Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Moody's  B  rated  bonds  generally  lack   characteristics  of  higher  quality
investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds with a Caa rating from Moody's are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Bonds with a Ca rating from Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds with a C rating from Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"): Bonds rated AAA are considered by S&P to be the highest grade obligations, and the capacity to pay interest and principal is extremely strong. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds, or medium-grade category bonds, are regarded as having adequate capacity to pay principal and interest. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changes in circumstances are more likely to lead to a weakened capacity to pay interest and principal. They are still considered investment grade bonds.

Bonds rated BB and B by S&P are regarded as having significant speculative characteristics. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions. Bonds rated B are more vulnerable to nonpayment than those rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the bond.

A bond rated CCC by S&P is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the bond. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment.

The C rating may be used by S&P to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this bond are being continued.

Bonds rated D by S&P are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC from S&P may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper

Moody's: The Prime rating is the highest commercial paper rating assigned by Moody's. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on their capacity for repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by the issuer's leading market position in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection. Also, a Prime-1 issuer may have broad margins in earnings coverage of fixed financial charges, high internal cash generation and a well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. Issuers rated Prime-2 will evidence many of the characteristics of Prime-1 issuers, although to a lesser degree. Earnings trends and coverage ratios are sound but more subject to variation. Capital characteristics may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements. Adequate alternative liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P: Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1 have a very strong degree of safety regarding timely payment. Issues rated A-2 have a strong capacity for timely payment. However, the relative degree of safety is not as overwhelming as for issues designated A-1. Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Preferred Stock

Moody's: An issue rated "Aaa" by Moody's is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. Issues rated "aa" by Moody's are considered to be high-grade preferred stock with reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. Issues rated "a" are considered to be upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated "Baa" by Moody's is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

An issue rated "Ba" by Moody's is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue rated "B" by Moody's generally lacks the characteristics of higher quality investments. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "Caa" by Moody's is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

Issues with a "C" rating from Moody's are the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P: AAA is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. An issue rated AA also qualifies as a high-quality issue. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. Issues rated A are backed by a sound capacity to pay the preferred stock obligations, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB by S&P is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issuers in the A category.

Preferred stock rated BB, B, and CCC by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved by S&P for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C by S&P is currently a nonpaying issue.

A preferred stock rated D by S&P is a nonpaying issue with the issuer in default on debt instruments.

The ratings from AA to CCC from S&P may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Municipal Debt

Moody's: Bonds which are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and the principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggests a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.


S&P: Debt rated AAA has the highest rating assigned by S&P as the capacity to pay interest and repay principal is extremely strong. Debt rated AA by S&P also has a strong capacity to pay both interest and principal and differs from AAA only slightly. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB by S&P has less near term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B by S&P has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC by S&P has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The rating CC is typically applied by S&P to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

The rating C is typically applied by S&P to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved by S&P for income bonds on which no interest is being paid.

The ratings from AA to CCC from S&P may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Appendix B
Hedging and Other Transactions

Forward Contracts. The Equity Fund and the Bond Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Funds from adverse changes in currency exchange rates and as a substitute for an underlying currency position. All Forward Contracts will be covered. In the case of a Forward Contract obligating the Funds to purchase a foreign currency (a "long position"), the Funds may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. government securities and other securities determined by the Adviser to be liquid in accordance with guidelines adopted by the Board of Directors. Alternatively, the Funds may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Funds (or, if lower than the price of the Forward Contract held by the Funds, the Funds may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Funds to sell a foreign currency (a "short position"), the Funds may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Funds may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract or (iii) holding a call option permitting the Funds to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Funds may segregate Liquid Assets equal to the difference).

Options on Debt Securities, Foreign Currencies and Individual Stocks. The Bond Fund may write covered call and put Options and purchase call and put Options ("Options") on debt securities and foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Bond Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying securities or currency position. The Equity Fund may write covered call and put Options and purchase call and put Options on foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Equity Fund from adverse changes in currency exchange rates and as a substitute for an underlying currency position.

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Bond Fund and the Equity Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Funds will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on their portfolios that otherwise would have resulted.

Conversely, when the Equity Fund or the Bond Fund predicts an increase in the value of a currency in which securities to be acquired are denominated, the Fund may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates.

The Bond Fund may also purchase Options on debt securities to hedge against interest rate changes that adversely affect the value of a portfolio security. For example, when the Bond Fund anticipates a decline in the market value of a portfolio security due to rising interest rates, it may purchase put Options on the security. If the value of the security does decline, the Bond Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have been caused by rising interest rates.

Where the Bond Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Bond Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of declining interest rates.

The Equity Fund and the Bond Fund may write put and call Options for the same types of hedging purposes. For example, when the Funds anticipate a decline in the value of foreign currency-denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Funds could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium.

The Value Fund and the Growth Fund may write covered call and put Options and purchase call and put Options on individual stocks that are traded on United States exchanges and over-the-counter to attempt to minimize the risks to the Fund from adverse changes in individual stock positions and market conditions and as a substitute for an underlying securities position. For example, when a Fund anticipates a decline in the market value of a portfolio security, it may purchase put Options on the security. If the value of the security does decline, the Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have occurred. Where a Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of rising prices.

The Value Fund and the Growth Fund may write put and call Options for the same types of hedging purposes. For example, when a Fund anticipates a decline in the value of a portfolio security, it could, instead of purchasing a put Option, write a call Option on the relevant security. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of the portfolio security will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, a Fund could write a put Option on the relevant security that, if prices move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

All put and call Options written by the Funds will be covered. The Funds may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Funds (less any margin on deposit), (ii) selling short the security or currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference), or (iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference).

The Funds may cover a call Option by (i) segregating Liquid Assets equal to the market value of the security or currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the security or currency underlying the Option or (iii) purchasing a separate call Option on that security or currency with a strike price no higher than the strike price of the Option sold by the Funds (or, if higher, the Funds may segregate Liquid Assets equal to the difference).

If a Fund, as the writer of an Option, wishes to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Fund's portfolio securities denominated in such currency.

The benefit to the Funds derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where prices do not move in the direction or to the extent predicted, the Funds could sustain losses that would require them to forego a portion or all of the benefits of advantageous changes in such prices.

The writing of an Option constitutes only a partial hedge up to the amount of the premium, and only if exchange or interest rates or prices move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Funds may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange or interest rates or prices.

Options on Stock Indices. The Value Fund, the Growth Fund and the Equity Fund may write covered put and call Options and purchase put and call Options on stock indices to attempt to minimize the risks to these Funds from adverse changes in market conditions and as a substitute for an underlying investment. Options on stock indices are similar to Options on foreign currencies, debt securities and individual stocks. For additional information on the risks and benefits of Options on stock indices, see "Options on Foreign Currencies, Debt Securities and Individual Stocks."

Call Options on stock indices written by the Funds will be covered (i) by segregating a portfolio of securities substantially replicating the movement of the index, (ii) by holding a call Option on the same index with a strike price no higher than the strike price of the Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Funds will cover put Options on stock indices by (i) segregating Liquid Assets equal to the Option's exercise price, (ii) holding a put Option on the same index with a strike price no higher than the strike price of the put Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Funds will receive a premium for writing a put or call Option that will increase the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that will offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's securities holdings. By writing a put Option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put Options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

Futures  Contracts on Debt  Securities,  Individual  Stocks,  Stock  Indices and
Foreign Currencies. The Value Fund and the Growth Fund may enter into exchange-traded contracts ("Futures Contracts") for the purchase or sale for future delivery of individual stocks and stock indices to attempt to minimize the risk to the Funds from adverse changes in stock prices and market conditions, and as a substitute for an underlying investment. The Equity Fund may enter into Futures Contracts for the purchase or sale for future delivery of stock indices and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and market conditions, and as a substitute for an underlying investment. The Bond Fund may enter into Futures Contracts for the purchase or sale for future delivery of debt securities and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying investment.

The acquisition or sale of Futures Contracts is designed to protect the Funds from fluctuations in currency exchange and interest rates, individual stock prices and market movements without actually buying or selling the underlying currencies or securities. For example, if the Bond Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into a Futures Contract for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contract to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities. However, since the futures market generally is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contract should be similar to that of long-term bonds, the Bond Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had been established. At that time, the Futures Contract could be liquidated and the Fund could then buy long-term bonds on the cash market.

All Futures Contracts to which the Funds are parties will be covered. A Futures Contract obligating a Fund to purchase a security, financial index or currency is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the price of the Futures Contract due on the settlement date (less any margin on deposit). The Fund may also cover a long position by purchasing a put Option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

A Futures Contract in which a Fund has the position of a seller is covered if the Fund segregates Liquid Assets equal to the market value of the security, index or currency underlying the Futures Contract (less any margin on deposit, but not less than the market price at which the position was established).
Alternatively, the Fund may cover such a Futures Contract by (i) owning the security or currency underlying the Futures Contract, or, in the case of a financial index, segregating a portfolio of securities substantially replicating the movement of the index or (ii) holding a call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the price at which the position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If a Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Fund will be required to increase its margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Fund will receive payment for any increase in the Futures Contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Funds from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general interest and currency exchange rates, individual stock prices or market conditions by the Funds may not result in a successful transaction.

If a Fund makes an erroneous judgment about the general direction of interest rates, currency exchange rates, stock prices or market conditions, the Fund's overall performance would be worse than the performance the Fund would have achieved had it not entered into any such contract. If the Fund has hedged against the possibility of a movement in interest rates, exchange rates, stock prices or market conditions that would adversely affect the price of its portfolio securities and such rates, prices or markets did not move as anticipated, the Fund would lose part or all of the benefit of the increased value of the hedged securities because it will have offsetting losses in futures positions. In addition, in such situations, if the Fund had insufficient cash and was unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts on Debt Securities, Individual Stocks, Stock Indices and Foreign Currencies. The Value Fund and the Growth Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") on stock indices and individual stocks to attempt to minimize the risk to the Funds from adverse changes in stock prices and market conditions, and as a substitute for an underlying securities position. The Equity Fund may purchase and write Options on Futures Contracts on foreign currencies and stock indices to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and market conditions and as a substitute for an underlying securities or currency position. The Bond Fund may purchase and write Options on Futures
Contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying investment.

A call Option on a Futures Contract written by a Fund constitutes a partial hedge against declining prices of the asset or currency that are deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio. A put Option on a Futures Contract written by a Fund constitutes a partial hedge against increasing prices of the asset that is deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Fund intends to purchase.

If a put or call Option on a Futures Contract that a Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium the Fund received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from Options on Futures Contracts may be reduced or increased by changes in the value of its portfolio securities.

All Options on Futures Contracts written by the Funds will be covered. In the case of the sale of a call Option on a Futures Contract, a Fund may cover by (i) entering into a long position on the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract (or, if higher, the Fund may segregate Liquid Assets equal to the difference), (ii) owning the security or currency underlying the Futures Contract on which the Fund holds the Option, or, with respect to a financial index, a portfolio of securities substantially replicating the movement of the index, or (iii) holding a separate call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating a Fund to buy a Futures Contract, the Fund may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on a Futures Contract. Alternatively, the Fund may cover the Option on a Futures Contract by holding a put Option permitting the Fund to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The amount of risk a Fund assumes when purchasing an Option on a Futures Contract is the premium paid for the Option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an Option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the Option purchased.

Swaps and Related Caps, Floors and Collars. The Bond Fund may enter into interest rate and foreign currency swaps and related caps, floors and collars to minimize the risk to the Bond Fund from adverse changes in currency exchange and interest rates and as a substitute for an underlying securities or currency position (collectively, "Swaps").

An interest rate Swap is an agreement between two borrowers to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate, or U.S. Treasury Bill rates. Interest rate Swaps also permit counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another reference interest rate (such as U.S. Treasury Bill rates).

A currency Swap is an agreement to exchange fixed or floating rate interest obligations - and, in some transactions, principal obligations - in different currencies on the basis of (i) the actual principal amount or a notional principal amount and (ii) one or more reference interest rates.

For example, the Bond Fund may have the right to receive interest at fixed rates on some of its portfolio securities. If interest rates were rising (and therefore the value of portfolio securities were declining), the Bond Fund could hedge the value of such securities by swapping its right to receive a fixed rate of interest for a counterparty's right to receive a floating rate. Similarly, the Bond Fund may have the right to receive interest payments on its portfolio securities denominated in the French Franc. If the Franc were suffering an adverse movement of its exchange rate, the Bond Fund could hedge the value of such securities by swapping its right to receive Francs for the right to receive U.S. Dollars or another currency.

The Bond Fund will usually enter into Swaps on a net basis, i.e., where the two parties make net payments, with the Bond Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Bond Fund's obligations over its entitlements, with respect to each Swap will be accrued, and an amount of Liquid Assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Bond Fund enters into a Swap on other than a net basis, the Bond Fund will maintain in the segregated account the full amount of the Fund's obligations under the Swap. Neither a Swap nor any margin or collateral arrangement with respect to a Swap is deemed to involve a pledge of the Bond Fund's assets, the issuance of a senior security or a borrowing.

The Swap market has grown substantially with a significant number of banks and financial services firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps. There can be no assurance that the Bond Fund will be able to enter into or offset Swaps at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of Swaps may provide for termination under certain circumstances, there can be no assurance that the Bond Fund will be able to terminate or offset a Swap on favorable terms.

Additional Risks of Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps. Hedging transactions may be effective to protect the Funds against certain changes in interest and currency exchange rates, individual stock prices or market movements. However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The ability of a Fund to hedge all or a portion of its portfolio through transactions in Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps depends on the degree to which price movements in underlying currencies and securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the price of a Futures Contract or an Option on a Futures Contract moves more or less than the price of the hedged asset, the Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Value Fund, the Growth Fund and the Equity Fund may cover stock index Options that they have written, stock index Futures Contracts to which they are a party, and Options on stock index Futures Contracts that they have written through the segregation of a portfolio of stocks that substantially replicates the movement of the underlying stock index. The portfolio of securities used to cover such transactions may not match the actual composition of the index. In that event, the Fund will not be fully covered and would be subject to a risk of loss in the event of adverse changes in the value of the index.

The ability of the Funds to engage in transactions involving Options, Futures Contracts and Options on Futures Contracts and Swaps will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not be adequate at all times to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus, it may not be possible for the Funds to close certain positions.

The costs to the Funds of hedging transactions vary among the various hedging techniques and also depend on such factors as the security, currency or stock index involved, market conditions and the length of the contract or option period. Forward Contracts and Swaps are usually conducted on a principal basis, and no fees or commissions are therefore involved. However, the Funds will incur brokerage commissions and related transaction costs when they purchase, write or invest in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Funds' ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies and Swaps are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the SEC, but are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and therefore adverse market movements could continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options, Forward Contracts and Swaps is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. Option writers and traders of Forward Contracts could also lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in Options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Funds to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolios of the Funds.

Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things: (i) other foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements and (v) lesser trading volume.